    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1995


                                                SECURITIES ACT FILE NO. 33-28248
                                        INVESTMENT COMPANY ACT FILE NO. 811-5723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         /X/PRE-EFFECTIVE AMENDMENT NO.

                       / /POST-EFFECTIVE AMENDMENT NO. 9

                                   /X/AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              /X/AMENDMENT NO. 11

                      /X/(CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                                 MERRILL LYNCH
                     DEVELOPING CAPITAL MARKETS FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD
         PLAINSBORO, NEW JERSEY                               08536
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY

        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:



          COUNSEL FOR THE FUND:                     PHILIP L. KIRSTEIN, ESQ.
              BROWN & WOOD                             MERRILL LYNCH ASSET
         One World Trade Center                            MANAGEMENT
      New York, New York 10048-0557                       P.O. Box 9011
  ATTENTION: THOMAS R. SMITH, JR., ESQ.         Princeton, New Jersey 08543-9011
          FRANK P. BRUNO, ESQ.


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


            /X/ immediately upon filing pursuant to paragraph (b)


            / / on (date) pursuant to paragraph (b)


            / / 60 days after filing pursuant to paragraph (a)(1)


            / / on (date) pursuant to paragraph (a)(1)


            / / 75 days after filing pursuant to paragraph (a)(2)


            / / on (date) pursuant to paragraph (a)(2) of rule 485.


            IF APPROPRIATE, CHECK THE FOLLOWING BOX:


            / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON AUGUST 21, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                             LOCATION
--------------                                             ---------------------------------------
PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Fee Table
  Item 3.       Condensed Financial Information..........  Consolidated Financial Highlights;
                                                             Performance Data
  Item 4.       General Description of Registrant........  Special and Risk Considerations;
                                                           Investment Objective and Policies;
                                                             Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Investment Objective and
                                                             Policies; Management of the Fund;
                                                             Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                 Performance.............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Fee Table; Merrill Lynch
                                                             Select Pricing(SM) System; Purchase of
                                                             Shares; Shareholder Services;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Fee Table; Merrill Lynch Select
                                                           Pricing(SM) System; Shareholder Services;
                                                             Purchase of Shares; Redemption of
                                                             Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable
PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  Not Applicable
  Item 13.      Investment Objectives and Policies.......  Investment Objective and Policies
  Item 14.      Management of the Fund...................  Management of the Fund
  Item 15.      Control Persons and Principal Holders of
                 Securities..............................  Management of the Fund
  Item 16.      Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation and Other
                 Practices...............................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.......  General Information -- Description of
                                                             Shares
  Item 19.      Purchase, Redemption and Pricing of
                 Securities Being Offered................  Determination of Net Asset Value;
                                                           Purchase of Shares; Redemption of
                                                             Shares; Shareholder Services; General
                                                             Information
  Item 20.      Tax Status...............................  Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Financial Statements
PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS


OCTOBER 25, 1995


              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 -- PHONE NO. (609) 282-2800



     Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. This objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. For more information on the Fund's investment objectives and policies, please see "Investment Objective and Policies" on page 13. The Fund may employ a variety of instruments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved. Investments on an international basis involve certain risk factors. See "Special and Risk Considerations".

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.

                            ------------------------


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], and other securities dealers which have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestments. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated October 25, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                 CLASS A(A)         CLASS B(B)            CLASS C       CLASS D
                                                 ----------   -----------------------   ------------   ----------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......     5.25%(c)  None                          None          5.25%(c)
    Sales Charge Imposed on Dividend
      Reinvestments............................      None     None                          None           None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)............      None(d)  4.0% during the           1.0% for one       None(d)
                                                              first year                    year
                                                              decreasing 1.0%
                                                              annually thereafter
                                                              to 0.0% after
                                                              the fourth year
    Exchange Fee...............................      None     None                          None           None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)(E):
    Investment Advisory Fees(f)................     1.00%     1.00%                        1.00%          1.00%
    12b-1 Fees(g):
      Account Maintenance Fees.................      None     0.25%                        0.25%          0.25%
      Distribution Fees........................      None     0.75%                        0.75%           None
                                                              (Class B shares
                                                              convert to Class D
                                                              shares automatically
                                                              after approximately
                                                              eight years and
                                                              cease being subject
                                                              to distribution fees)
    Other Expenses:
         Custodial Fees........................     0.24%     0.24%                        0.24%          0.24%
         Shareholder Servicing Costs(h)........     0.17%     0.34%                        0.34%          0.17%
         Other.................................     0.21%     0.21%                        0.21%          0.21%
                                                  -------     -----                        -----        -------
             Total Other Expenses..............     0.62%     0.79%                        0.79%          0.62%
                                                  -------     -----                        -----        -------
    Total Fund Operating Expenses..............     1.62%     2.79%                        2.79%          1.87%
                                                  =======     =====                        =====        =======


------------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares -- Initial Sales Charge
    Alternatives -- Class A and Class D Shares"-- page 28.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares"-- page 29.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 28.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.


(e) Information for Class A shares is stated for the fiscal year ended June 30, 1995. Information under "Other Expenses" for Class B, Class C and Class D shares is estimated for the fiscal year ending June 30, 1996.


(f) See "Management of the Fund -- Management and Advisory Arrangements" -- page 24.


(g) See "Purchase of Shares -- Distribution Plans" -- page 33.


(h) See "Management of the Fund -- Transfer Agency Services" -- page 25.

EXAMPLE:


                                                                               CUMULATIVE EXPENSES PAID
                                                                                  FOR THE PERIOD OF:
                                                                       ----------------------------------------
                                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       ------    -------    -------    --------
An investor would pay the following expenses on a $1,000 investment including the maximum $52.50 initial sales charge (Class A and Class
  D shares only) and assuming (1) the Total Fund Operating Expenses for each class set forth above, (2) a 5% annual return throughout the periods and (3) redemption at the end of the period:
    Class A.........................................................    $ 68      $ 101      $ 136       $235
    Class B.........................................................    $ 68      $ 107      $ 147       $294*
    Class C.........................................................    $ 38      $  87      $ 147       $312
    Class D.........................................................    $ 71      $ 108      $ 148       $260
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.........................................................    $ 68      $ 101      $ 136       $235
    Class B.........................................................    $ 28      $  87      $ 147       $294*
    Class C.........................................................    $ 28      $  87      $ 147       $312
    Class D.........................................................    $ 71      $ 108      $ 148       $260


---------------
* Assumes conversion to Class D shares approximately eight years after purchase


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                   MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".


     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------
                                               ACCOUNT
                                             MAINTENANCE  DISTRIBUTION
    CLASS     SALES CHARGE(1)                    FEE          FEE           CONVERSION FEATURE
    ------------------------------------------------------------------------------------------------
      A     Maximum 5.25% initial sales
              charge(2)(3)                       No           No                    No
    ------------------------------------------------------------------------------------------------
      B     CDSC for a period of four years,                               B shares convert to
              at a rate of 4.0% during the                                D shares automatically
              first year, decreasing 1.0%                                  after approximately
              annually to 0.0%                  0.25%        0.75%            eight years(4)
    ------------------------------------------------------------------------------------------------
      C     1.0% CDSC for one year              0.25%        0.75%                  No
    ------------------------------------------------------------------------------------------------
      D     Maximum 5.25% initial sales
              charge(3)                         0.25%         No                    No
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------


---------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares-- Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.


                                              (footnotes continued on next page)

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".



Class B: Class B Shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B and Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares-- Limitations on the Payment of Deferred Sales Charges".

                       CONSOLIDATED FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the consolidated financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Consolidated financial statements and the independent auditors' report thereon for the fiscal year ended June 30, 1995, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the consolidated financial statements.



                                                                               CLASS A SHARES
                                                -----------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                                FOR THE YEAR ENDED JUNE 30,                     SEPTEMBER 1,
                                                -----------------------------------------------------------       1989+ TO
                                                  1995        1994        1993++        1992         1991      JUNE 30, 1990
                                                --------    --------     --------     --------     --------    --------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $  14.61    $  11.62     $  11.92     $  10.43     $  11.58       $   9.60
                                                --------    --------     --------     --------     --------    -----------
Investment income -- net.....................        .24         .11          .12          .15          .24            .24
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net........................       (.40)       3.23          .42         1.59         (.75)          1.88
                                                --------    --------     --------     --------     --------    -----------
Total from investment operations.............       (.16)       3.34          .54         1.74         (.51)          2.12
                                                --------    --------     --------     --------     --------    -----------
Less dividends and distributions:
Investment income -- net.....................       (.04)       (.07)        (.14)        (.17)        (.15)          (.13)
Realized gain on investments -- net..........       (.60)       (.28)        (.70)        (.08)        (.49)          (.01)
In excess of realized gain on
  investments -- net.........................       (.46)         --           --           --           --             --
                                                --------    --------     --------     --------     --------    -----------
Total dividends and distributions............      (1.10)       (.35)        (.84)        (.25)        (.64)          (.14)
                                                --------    --------     --------     --------     --------    -----------
Net asset value, end of period...............   $  13.35    $  14.61     $  11.62     $  11.92     $  10.43       $  11.58
                                                ========    ========     ========     ========     ========    ===========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........      (1.67)%     28.73%        5.17%       17.02%       (4.45)%        22.29%#
                                                ========    ========     ========     ========     ========    ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................       1.62%       1.46%        1.71%        1.64%        1.77%          1.71%*
                                                ========    ========     ========     ========     ========    ===========
Investment income (loss) -- net..............       1.56%        .63%        (.04)%       1.73%        1.98%          2.69%*
                                                ========    ========     ========     ========     ========    ===========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $350,081    $401,996     $142,285     $126,417     $111,947       $104,033
                                                ========    ========     ========     ========     ========    ===========
Portfolio turnover...........................      63.37%      66.85%       91.72%       71.05%       84.74%         64.53%
                                                ========    ========     ========     ========     ========    ===========



                                             (Table continues on following page)

                                                              CLASS B SHARES           CLASS C SHARES          CLASS D SHARES
                                                             ----------------          --------------          --------------
                                                              For the Period                       For the Period
                                                              July 1, 1994+                      October 21, 1994+
                                                             to June 30, 1995                     to June 30, 1995
                                                             ----------------          --------------------------------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................        $  14.54                 $  16.71                $  16.77
                                                                 --------                  -------                 -------
Investment income -- net.................................             .08                      .08                     .13
Realized and unrealized loss on investments and foreign
  currency transactions -- net...........................            (.32)                   (2.50)                  (2.48)
                                                                 --------                  -------                 -------
Total from investment operations.........................            (.24)                   (2.42)                  (2.35)
                                                                 --------                  -------                 -------
Less dividends and distributions:
Investment income -- net.................................              --                     (.01)                   (.03)
Realized gain on investments -- net......................            (.60)                    (.60)                   (.60)
In excess of realized gain on investments -- net.........            (.46)                    (.46)                   (.46)
                                                                 --------                  -------                 -------
Total dividends and distributions........................           (1.06)                   (1.07)                  (1.09)
                                                                 --------                  -------                 -------
Net asset value, end of period...........................        $  13.24                 $  13.22                $  13.33
                                                             =============             ============            ============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................           (2.22)%#                (14.97)%#               (14.49)%#
                                                             =============             ============            ============
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance and distribution
  fees...................................................            1.79%*                   1.96%*                  1.94%*
                                                             =============             ============            ============
Expenses.................................................            2.79%*                   2.96%*                  2.19%*
                                                             =============             ============            ============
Investment income -- net.................................            1.01%*                   1.32%*                  2.10%*
                                                             =============             ============            ============
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................        $162,774                 $ 18,573                $ 21,899
                                                             =============             ============            ============
Portfolio turnover.......................................           63.37%                   63.37%                  63.37%
                                                             =============             ============            ============


------------------

+  Commencement of operations.


++ Based on average number of shares outstanding.


*  Annualized.


** Total investment returns exclude the effects of sales loads.


# Aggregate total investment return.

                        SPECIAL AND RISK CONSIDERATIONS


     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund's purchase of such securities may have an adverse effect on the value of such securities. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.


     A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such closed-end investment companies. (Under the laws of a certain state, the Fund currently may not pay the Manager a management fee with respect to the Fund's assets invested in the shares of another investment company on which such other investment company is charging a management fee. The Manager has agreed to waive its management fee to the extent necessary to comply with this current state law requirement.) The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts the Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities", as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.


     International Investing in Countries with Smaller Capital Markets. Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. In addition, certain foreign investments may be subject to foreign withholding taxes. These risks are often heightened for investments in smaller capital markets.



     Most of the securities held by the Fund are not registered with the Securities and Exchange Commission, nor are the issuers thereof subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about an issuer in a smaller capital market than would be available about a U.S. company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.



     Smaller capital markets, while often growing in trading volume, typically have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.


     As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience. Due to its emphasis on securities of issuers located in smaller capital markets and the potential for substantial volatility in many of those countries' markets, the Fund should be considered as a vehicle for diversification and not as a balanced investment program.

     Hedging Strategies. The Fund may engage in various portfolio strategies to seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies by the use of options, futures and options on futures. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time.


     No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.



     Borrowing. As a non-fundamental investment restriction, the Fund may borrow up to 20% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.


     Non-Diversified Status. As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

     Limitations on Share Transactions. The Fund is designed for long-term investors. To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestments. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

     Fees and Expenses. The management fee (at the annual rate of 1.00% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers. Limitations on the growth of the Fund could adversely affect its operating expense ratio.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Except for Temporary Investments as discussed and defined below, all of the Fund's assets will consist of direct or indirect investments in countries having smaller capital markets. The investment objective of the Fund described above is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. It is currently expected that under normal conditions at least 65% of the Fund's net assets will be invested in equity securities. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved.


     For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. Currently, these four countries are Japan, the United Kingdom, the United States and Germany. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having smaller capital markets.


     The Fund seeks to benefit from economic and other developments in smaller capital markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries (such as Malaysia, Mexico and Thailand) which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries (such as France, the Netherlands and Spain), although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

     Many investors, particularly individuals, lack the information, capability or inclination to invest in countries having smaller capital markets. It also may not be permissible for such investors to invest directly in certain such markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country.

     In its investment decision-making, the Manager will emphasize the allocation of assets among certain countries' capital markets, rather than the selection of particular industries or issuers. Because of the general illiquidity of the capital markets in some countries, the Fund may invest in a relatively small number of leading or actively traded companies in a country's capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the country's capital markets as a whole.

     The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund.

     The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), or issued by foreign corporations or financial institutions.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in countries having smaller capital markets, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities ("Temporary Investments"). The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to hedge its portfolio against adverse movements in equity, debt and currency markets. The Fund has authority to purchase and write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" below), the Manager believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and will not necessarily engage in hedging transactions in all the smaller capital markets in which the Fund is invested at any given time. Also, the Fund may not necessarily be engaging in hedging activities when movements in any particular equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying puts shall exceed 50% of the Fund's net assets.

     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index or based on a narrow index representing an industry or market segment.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitation as described below under "Restrictions on the Use of Futures Transactions".

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under those circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund will not speculate in foreign forward exchange. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.


     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-

U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a franc denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of francs for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the franc relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of francs for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the franc to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool", as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Fund will acquire only those OTC options for which the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.


     The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction. In addition, options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. See "Special and Risk Considerations" above.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures, or in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement. As a result, it is expected that the Fund will enter into exchange traded options and futures transactions only in the relatively mature smaller capital markets such as Australia, Hong Kong or Sweden, which have liquid secondary markets for such instruments. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. See "Additional
Information -- Taxes". To qualify, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.



     Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Special and Risk Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

     Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.


     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. Government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Fund receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

INVESTMENT RESTRICTIONS

     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than

50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments, or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlement of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.



     As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS


     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.


     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Manager and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Executive Vice President of Merrill Lynch; Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive
      Officer of Grey Advertising Inc.


     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Professor of Finance, and Dean from 1984 to 1993, New
      York University Leonard N. Stern School of Business Administration.


     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential
      Insurance Company of America.

------------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the manager for more than 125 other registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of September 30, 1995, the Manager and FAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.

     The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.


     The Fund pays the Manager a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, including most other mutual funds managed by the Manager, but management of the Fund believes this fee is justified by the additional investment research and analysis required in connection with investing in smaller capital markets. For the fiscal year ended June 30, 1995, the fee paid by the Fund to the Manager was $5,240,621 (based upon average net assets of approximately $531.4 million). At September 30, 1995, the net assets of the Fund aggregated approximately $584.9 million. At this asset level, the annual management fee would aggregate approximately $5.8 million.



     Grace Pineda, Vice President of the Fund, is the Fund's Portfolio Manager. Ms. Pineda has been a Vice President and Senior Portfolio Manager of the Manager and its corporate predecessors since 1989. Ms. Pineda has been primarily responsible for the management of the Fund's portfolio since September 1989. Ms. Pineda was an analyst and portfolio manager at Clemente Capital, Inc. from 1982 to 1989.



     The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee; legal and audit fees; registration fees; unaffiliated Directors' fees and expenses; custodian and transfer agency fees; accounting costs; the costs of issuing and redeeming shares; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended June 30, 1995, the Fund reimbursed the Manager $138,938 for accounting services. For the fiscal year ended June 30, 1995, the ratio of total expenses to average net assets was 1.62% for Class A shares. For the period July 1, 1994 (commencement of operations) to June 30, 1995, the annualized ratio of total expenses to average net assets was 2.79% for Class B shares. For Class C and Class D shares, for the period October 21, 1994 (commencement of operations) to June 30, 1995, the annualized ratio of total expenses to average net assets was 2.96% and 2.19%, respectively.



CODE OF ETHICS



     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended June 30, 1995, the Fund paid the Transfer Agent $1,047,493 pursuant to the Transfer Agency Agreement for providing transfer agency services. At September 30, 1995, the Fund had 34,774 Class A shareholder accounts, 29,792 Class B shareholder accounts, 4,271 Class C shareholder accounts and 3,115 Class D shareholder accounts. At this level of shareholder accounts, the annual fee payable to the Transfer Agent would aggregate approximately $893,661, plus out-of-pocket expenses.



                               PURCHASE OF SHARES


     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Manager and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except for retirement plans, the minimum purchase is $100, and the minimum subsequent purchase is $1.


     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.



     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Share of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees.
A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION
    CLASS     SALES CHARGE(1)                 FEE          FEE           CONVERSION FEATURE
    ------------------------------------------------------------------------------------------------
      A     Maximum 5.25% initial sales
              charge(2),(3)                   No           No                    No
    ------------------------------------------------------------------------------------------------
      B     CDSC for a period of four
              years, at a rate of 4.0%                                   B shares convert to
              during the first year,                                   D shares automatically
              decreasing 1.0% annually to                                after approximately
              0.0%                           0.25%        0.75%            eight years(4)
    ------------------------------------------------------------------------------------------------
      C     1.0% CDSC for one year           0.25%        0.75%                  No
    ------------------------------------------------------------------------------------------------
      D     Maximum 5.25% initial sales
              charge(3)                      0.25%         No                    No
    ------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------


---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                   SALES LOAD AS     SALES LOAD AS         DISCOUNT TO
                                                   PERCENTAGE OF     PERCENTAGE* OF      SELECTED DEALERS
                                                     OFFERING        THE NET AMOUNT      AS PERCENTAGE OF
               AMOUNT OF PURCHASE                      PRICE            INVESTED        THE OFFERING PRICE
-------------------------------------------------  -------------     --------------     ------------------
Less than $25,000................................       5.25%             5.54%                5.00%
$25,000 but less than $50,000....................       4.75              4.99                 4.50
$50,000 but less than $100,000...................       4.00              4.17                 3.75
$100,000 but less than $250,000..................       3.00              3.09                 2.75
$250,000 but less than $1,000,000................       2.00              2.04                 1.80
$1,000,000 and over**............................       0.00              0.00                 0.00

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994, may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to
   $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain 401(k) plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charges, they may be deemed to be underwriters under the Securities Act of 1933. During the fiscal year ended June 30, 1995, the Fund sold 5,308,700 Class A shares for aggregate net proceeds of $81,203,014. The gross sales charges for the sale of Class A shares of the Fund for that year were $1,132,905, of which $72,570 and $1,060,335 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended June 30, 1995 the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. During the period October 21, 1994 (commencement of operations) to June 30, 1995 the Fund sold 2,389,119 Class D shares for aggregate net proceeds of $33,003,605. The gross sales charges, for the sale of Class D shares of the Fund for that period were $390,764, of which $23,946 and $366,818 were received by the Distributor and Merrill Lynch, respectively. For that period, the Distributor received CDSCs of approximately $1,059, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".


     Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access Accounts(SM) available through employers which provide such plans.


     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

     Additional information concerning these reduced initial sales charges, including information regarding investments by Employee Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:


                                                                         CLASS B CDSC
                                                                        AS A PERCENTAGE
                             YEAR SINCE PURCHASE                       OF DOLLAR AMOUNT
                                PAYMENT MADE                           SUBJECT TO CHARGE
        -------------------------------------------------------------  -----------------
              0-1....................................................         4.00%
              1-2....................................................         3.00
              2-3....................................................         2.00
              3-4....................................................         1.00
              4 and thereafter.......................................         0.00



For the period July 1, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs of $203,346 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").



     The Class B CDSC is waived on redemption of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio

Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs of $3,082 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.



     The Conversion Period is also modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period for the Class B shares originally held for purposes of calculating the Conversion Period of Class B shares reacquired upon termination of participation in the MFA program.


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     For the period July 1, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $1,022,078 pursuant to the Distribution Plan relating to Class B shares (based on average net assets subject to the Class B Distribution Plan of approximately $102.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $77,256 pursuant to the Distribution Plan relating to Class C shares (based on average net assets subject to such Distribution Plan of approximately $11.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. During the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund paid the Distributor $21,425 pursuant to the Distribution Plan relating to Class D shares (based on average net assets subject to such Distribution Plan of approximately $12.4 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with such shares. At September 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $191.9 million. At this asset level, the annual fees payable pursuant to the Class B Distribution Plan would aggregate approximately $1.9 million. At September 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $23.4 million. At this asset level, the annual fees payable pursuant to the Class C Distribution Plan would aggregate approximately $233,730. At September 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $27.9 million. At this asset level, the annual fees payable pursuant to the Class D Distribution Plan would aggregate approximately $69,677 million.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.


     At December 31, 1994, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of the offering of Class B shares exceeded fully allocated accrual revenues for such period by approximately $2,785,000 (2.202% of Class B net assets at that date). Fully allocated accrual data is not yet available for Class C shares. As of June 30, 1995, direct cash expenses for the period since commencement of the offering of Class B shares exceeded direct cash revenues by $653,845 (.402% of Class B net assets at that date). For Class C shares, direct cash expenses for the period October 21, 1994 (commencement of operations) to June 30, 1995 exceeded direct cash revenues by $11,636 (.063% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholders' cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial

Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificates, as the case may be. The signatures on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange, in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

     Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.


     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.



     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.



     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.


     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


     Automatic Reinvestment of Dividends and Distributions. All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. The Automatic Investment Program is not available to shareholders whose shares are held in a brokerage account with Merrill Lynch other than a CMA(R) account.

     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

     Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) Automated Investment Program.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and higher transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value". Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without sales load. A shareholder whose account is maintained at the Transfer Agent may elect in writing to receive any such dividends or distributions or both, in cash. A shareholder whose account is maintained through Merrill Lynch may elect either to have both dividends and distributions reinvested or both paid in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


     Certain gains or losses attributable to foreign currency related gains or losses from certain of the Fund's investments may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes. For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information -- Taxes". If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually.


     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.


     See "Shareholder Services -- Automatic Reinvestment of Dividends and Distributions" for information as to how to elect either dividend reinvestment or cash payments.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 P.M., New York time) on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.


     The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.


     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on April 14, 1989. As of the date of this Prospectus, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                       Merrill Lynch Financial Data Services, Inc.
                       P.O. Box 45289
                       Jacksonville, FL 32232-5289



The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                    [This page is intentionally left blank.]

   MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. -- AUTHORIZATION FORM
                                    (PART 1)
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
   / / Class A shares  / / Class B shares   / / Class C shares
                       / / Class D shares
of Merrill Lynch Developing Capital Markets Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)


    1. ...........................................................    4. ..........................................................

    2. ...........................................................    5. ..........................................................

    3. ..........................................................     6. ..........................................................


Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 .....................................................   Date....................
                    ( Zip Code)

Occupation .........................................   Name and Address of Employer.................................................

                                                       .............................................................................

                                                       .............................................................................

 ...................................................    .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


 (In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Developing Capital Markets Fund, Inc. Authorization Form.


SPECIFY TYPE OF ACCOUNT (CHECK ONE): / / checking / / savings


Name on your account............................................................

Bank Name.......................................................................

Bank Number ............................ Account Number.........................

Bank Address....................................................................


I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.


Signature of Depositor..........................................................

Signature of Depositor .........................................................

Date............................................................................

(if joint account, both must sign)


NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. -- AUTHORIZATION FORM
                            (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            ------------------------------------------------------

            ------------------------------------------------------

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.


   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.


 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                               ......................,19 .......
Dear Sir/Madam:                                     Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Developing Capital Markets Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

/ / $25,000    / / $50,000    / / $100,000   / / $250,000    / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Developing Capital Markets Fund, Inc. Prospectus.

   I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Developing Capital Markets Fund, Inc. held as security.


By...............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)


   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.......................................................       (2) Name....................................................

Account Number.................................................       Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp
-----                                                                   -----
-                                                                           -
-                                                                           -




-                                                                           -
-                                                                           -
-----                                                                   -----

This form, when completed, should be mailed to:
    Merrill Lynch Developing Capital Markets Fund, Inc.

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289


    Jacksonville, FL 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ...............................................................
                    Dealer Name and Address

By ............................................................
                 Authorized Signature of Dealer

-----------             ------------------          ................................
/  /  /  /               /  /  /  /  /                   F/C Last Name
-----------             -----------------
Branch-Code                    F/C No.
-----------               -----------------
/  /  /  /                 /  /  /  /  /
-----------               -----------------
Dealer's Customer Account No.

   MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. -- AUTHORIZATION FORM
                                    (PART 2)
--------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.

--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                      Social Security No.
                                                                                                or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................

Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                                           (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Developing Capital Markets Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on ________________ or as soon as
possible thereafter.                          (month)


SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $________ or / / ____% of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner .............................................................

Date............................................................................

Signature of Co-Owner (if any)..................................................


(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Specify type of account (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ....................................................................

Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor..........................................................

Date............................................................................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. -- AUTHORIZATION FORM
                            (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

/ / Class A shares  / / Class B shares   / / Class C shares  / / Class D shares

of Merrill Lynch Developing Capital Markets Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Developing Capital Markets Fund, Inc. as indicated below:


   Amount of each check or ACH debit $..........................................


   Account number...............................................................
Please date and invest ACH debits on the 20th of each month

beginning ________________ or as soon thereafter as possible.
            (month)


   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City ................ State ................ Zip................................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER
                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:

                                 P.O. Box 9011


                        Princeton, New Jersey 08543-9011


                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN
                         The Chase Manhattan Bank, N.A.
                           Global Securities Services
                      4 Chase MetroTech Center, 18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP

                                117 CAMPUS DRIVE
                          PRINCETON, NEW JERSEY 08540

                                    COUNSEL
                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fee Table..............................    2
Merrill Lynch Select Pricing(SM)
  System...............................    3
Consolidated Financial Highlights......    8
Special and Risk Considerations........   10
Investment Objective and Policies......   13
  Portfolio Strategies Involving
     Options and Futures...............   15
  Other Investment Policies and
     Practices.........................   20
  Investment Restrictions..............   22
Management of the Fund.................   23
  Board of Directors...................   23
  Management and Advisory
     Arrangements......................   24
  Code of Ethics.......................   25
  Transfer Agency Services.............   25
Purchase of Shares.....................   25
  Initial Sales Charge Alternatives --
     Class A and Class D Shares........   28
  Deferred Sales Charge Alternatives --
     Class B and Class C Shares........   29
  Distribution Plans...................   33
  Limitations on the Payment of
     Deferred Sales Charges............   35
Redemption of Shares...................   35
  Redemption...........................   35
  Repurchase...........................   36
  Reinstatement Privilege -- Class A
     and Class D Shares................   36
Shareholder Services...................   37
Performance Data.......................   39
Additional Information.................   41
  Dividends and Distributions..........   41
  Determination of Net Asset Value.....   41
  Taxes................................   42
  Organization of the Fund.............   45
  Shareholder Reports..................   45
  Shareholder Inquiries................   45
Authorization Form.....................   47
Code # 10893-1095


(MERRILL LYNCH LOGO)

MERRILL LYNCH
DEVELOPING CAPITAL
MARKETS FUND, INC.
(Artwork)

PROSPECTUS


October 25, 1995


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800


                         ------------------------------

     Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. This objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. The Fund may employ a variety of instruments and techniques to hedge against market and currency risk.

                         ------------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                         ------------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated October 25, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                         ------------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                         ------------------------------


   The date of this Statement of Additional Information is October 25, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager"), will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended June 30, 1994 and 1995, the Fund's portfolio turnover rate was 66.85% and 63.37%, respectively. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to hedge its portfolio against movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions, foreign currency options and futures and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 50% of the Fund's net assets.

     Options referred to herein and in the Fund's Prospectus may be options traded on foreign securities exchanges such as the Amsterdam Stock Exchange, the Stock Exchange of Singapore or the Sydney Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The Fund will only enter into OTC options transactions with respect to portfolio securities for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the Securities and Exchange Commission (the "Commission") has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

     Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures and related options on such futures. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.


     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. The Fund has authority, however, to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a franc denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of francs for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the francs relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of francs for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the franc to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities or currencies which are the subject of the hedge. If the prices of the options and futures contract move more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities or currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. As a result, it is expected that the Fund will enter into exchange traded options and futures transactions only in the relatively mature smaller capital markets such as Australia, Hong Kong or Sweden, which have liquid secondary markets for such instruments. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities and currencies underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. See "Dividends, Distributions and Taxes -- Taxes". To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.


     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses resulting from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more then seven days. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.



     Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral therefor in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.


     No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) which are rated in one of the top four rating categories by a nationally recognized rating organization or which, in the Manager's judgment, possess similar credit characteristics ("investment grade securities") or (b) which are rated below the top four rating categories or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). The Manager considers ratings as one of several factors in its independent credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


INVESTMENT RESTRICTIONS



     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).



     Under the fundamental investment restrictions, the Fund may not:



          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).



          2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.



          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.



          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.



          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.



          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.



     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:



          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities, or in securities described in (e) below.

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets. Included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.



          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.



          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.



          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.



          i. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments, or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlement of other securities transactions.



     The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the

Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with the Manager or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participate as an underwriter or dealer.



                             MANAGEMENT OF THE FUND


DIRECTORS AND OFFICERS


     The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (63) -- President and Director(1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") since 1990 and a Senior Vice President thereof from 1985 to 1990; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     DONALD CECIL (68) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (68) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (64) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; Partner, Small Cities Cablevision, Inc.



     RICHARD R. WEST (57) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-

Corona Corporation (manufacturer of typewriters and word processors), and Alexander's Inc. (real estate company).



     EDWARD D. ZINBARG (60) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.



     TERRY K. GLENN (55) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986.



     NORMAN R. HARVEY (62) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Manager since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     GRACE PINEDA (38) -- Vice President(1)(2) -- Vice President of the Manager and Senior Portfolio Manager since 1989.



     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.



     MARK B. GOLDFUS (49) -- Secretary(1)(2) -- Vice President of the Manager and FAM since 1985.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager or its affiliate, FAM, acts as investment adviser or manager.


     On September 30, 1995, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.



     The Fund pays each Director not affiliated with the Manager a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per meeting attended. For the fiscal year ended June 30, 1995, fees and expenses paid to non-affiliated Directors aggregated $40,132.



     The following table sets forth for the fiscal year ended June 30, 1995, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors:



                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                       PENSION OR       FROM FUND AND
                                                                       RETIREMENT       OTHER MLAM/FAM
                                                                    BENEFITS ACCRUED    ADVISED FUNDS
                                                    COMPENSATION       AS PART OF            PAID
                NAME OF DIRECTOR                     FROM FUND      FUND'S EXPENSES     TO DIRECTOR(1)
-------------------------------------------------   ------------    ----------------    --------------
Donald Cecil.....................................      $9,750             None             $276,350
Edward H. Meyer..................................      $8,500             None             $251,600
Charles C. Reilly................................      $8,500             None             $276,900
Richard R. West..................................      $8,500             None             $300,900
Edward D. Zinbarg................................      $4,333             None             $125,500*


---------------

 * $125,500 represents the amount Mr. Zinbarg would have received if he had been a Director for the entire calendar year ended December 31, 1994. Mr. Zinbarg was elected to the Fund's Board of Directors effective October 25, 1994.



(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (34 funds); Mr. Meyer (34 funds); Mr. Reilly (53 funds); Mr. West (53 funds) and Mr. Zinbarg (16 funds).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager aggregated $1,303,056, $3,033,147 and $5,240,621, respectively.


     Under the laws of a certain state, the Fund currently may not pay the Manager a management fee with respect to the Fund's assets invested in the shares of another investment company on which such other investment company is charging a management fee. The Manager has agreed to waive its management fee to the extent necessary to comply with this current state law requirement.

     California imposes limitations on the expenses of the Fund. These expense limitations require that the Manager reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.


     The Fund has received an order from the State of California partially waiving expense limitations described above. Pursuant to the terms of such order, the expense limitations that would otherwise apply are waived to the extent the Fund's expense for custodial services, management and auditing fees exceeds the average of such fees of a group of funds managed by the Manager or its subsidiary which primarily invest domestically. For the fiscal years ended June 30, 1993, 1994 and 1995, no reimbursement of expenses was required pursuant to the applicable expense limitations discussed above.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in its operations, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal years ended June 30, 1993, 1994 and 1995, the amount of such reimbursement was $127,749, $101,404 and $138,938, respectively. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of
Shares -- Distribution Plans".



     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".


     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. For the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold its Class D shares through the Distributor and Merrill Lynch, as a dealer. For the fiscal year ended June 30, 1993, the Fund sold 2,825,803 Class A shares for aggregate net proceeds to the Fund of $31,697,736. The gross sales charges for the sale of Class A shares for that period were $393,627, of which $366,472 was received by Merrill Lynch and $27,155 was received by the Distributor. For the fiscal year ended June 30, 1994, the Fund sold 20,121,319 Class A shares for aggregate net proceeds to the Fund of $316,594,559. The gross sales charges for the sale of Class A shares for that period were $10,184,184, of which $9,594,931 was received by Merrill Lynch and $589,253 was received by the Distributor. For the fiscal year ended June 30, 1995, the Fund sold 5,308,700 Class A shares for aggregate net proceeds to the Fund of $81,203,014. The gross sales charges for the sale of Class A shares for that period were $1,132,905, of which $1,060,335 was received by Merrill Lynch and $72,570 was received by the Distributor. For the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold 2,389,119 Class D shares for aggregate net proceeds to the Fund of $33,003,605. The gross sales charges for the sale of Class D shares for that period were $390,764 of which $366,818 was received by Merrill Lynch and $23,946 was received by the Distributor.

     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under
Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the above quantity discounts only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to Senior Floating Rate Fund in connection with a tender offer conducted by Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. The Fund offers a right of accumulation under which investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor (in the case of a purchase made through a securities dealer) must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification for such right of accumulation. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised mutual fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to Employer Sponsored Retirement or Savings Plans, such as tax qualified retirement plans within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Sections 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.


     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co., Inc.) and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Acquisition of Assets of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to

Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholder. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of June 30, 1995, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum with respect to Class B shares for the period July 1, 1994 (commencement of operations) to June 30, 1995, and under the NASD maximum sales charge rule for the period October 21, 1994 (commencement of operations) to June 30, 1995, with respect to Class C shares.



                      DATA CALCULATED AS OF JUNE 30, 1995
                                 (IN THOUSANDS)



                                                                                                                       ANNUAL
                                                                                                                    DISTRIBUTION
                                                                ALLOWABLE                 AMOUNTS                      FEE AT
                                         ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                          GROSS       SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                         SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                         --------   ---------   ----------   -------   --------------   ---------   ------------
CLASS B SHARES, FOR THE PERIOD JULY 1,
  1994 (COMMENCEMENT OF OPERATIONS) TO
  JUNE 30, 1995:
Under NASD Rule as Adopted.............  $126,403    $ 7,900       $419      $8,319         $970         $ 7,349       $1,221
Under Distributor's Voluntary Waiver...  $126,403    $ 7,900       $419      $8,319         $970         $ 7,349       $1,221
CLASS C SHARES, FOR THE PERIOD OCTOBER
  21, 1994 (COMMENCEMENT OF OPERATIONS)
  TO JUNE 30, 1995:
Under NASD Rule as Adopted.............  $ 20,335    $ 1,265       $ 50      $1,315         $ 61         $ 1,254       $  139


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during period indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.


(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares -- Distribution Plans" in the Prospectus.


(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.


                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.


     The right to receive payment with respect to any redemption of shares may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the

Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.


DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the period July 1, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs with respect to redemptions of Class B shares of $203,346, all of which was paid to Merrill Lynch. Similarly, for the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs with respect to redemptions of Class C shares of $3,082, all of which was paid to Merrill Lynch.



     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B or Class C shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices" in the Prospectus.

     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.


     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies -- Current Investment Restrictions". For the fiscal year ended June 30, 1995, the Fund paid total brokerage commissions of $3,053,465, of which $97,749 or 3.20% was paid to Merrill Lynch for effecting 5.59% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1994, the Fund paid total brokerage commissions of $2,504,656, of which $116,527 or 4.7% was paid to Merrill Lynch for effecting 7.3% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1993, the Fund paid total brokerage commissions of $8,448, of which $1,440 or 17.0% was paid to Merrill Lynch for effecting 28.2% of the aggregate amount of transactions on which the Fund paid brokerage commissions.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time), on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.


     Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.


     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor or as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share next determined after the close of the New York Stock Exchange on the ex-dividend date of such dividend or distribution. Shareholders may elect to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's Investment Account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at the net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the shares will be redeemed at the net asset value next determined after the close of the New York Stock Exchange on the preceding business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment may be correspondingly reduced. Purchase of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase
Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.



     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
SECURITIES FUND, INC. ...............      High current income consistent with a
                                            policy of limiting the degree of
                                            fluctuation in net asset value by
                                            investing primarily in a portfolio
                                            of adjustable rate securities,
                                            consisting principally of mortgage-
                                            backed and asset-backed securities.


MERRILL LYNCH AMERICAS INCOME
  FUND, INC..........................      A high level of current income,
                                            consistent with prudent investment
                                            risk, by investing primarily in debt
                                            securities denominated in a currency
                                            of a country located in the Western
                                            Hemisphere (i.e., North and South
                                            America and the surrounding waters).



MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND FUND.......      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and Arizona income
                                            taxes as is consistent with prudent
                                            investment management through
                                            investment in a portfolio primarily
                                            of intermediate-term investment
                                            grade Arizona Municipal Bonds.


MERRILL LYNCH ARIZONA MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide investors with as high a
                                            level of income exempt from Federal
                                            and Arizona income taxes as is
                                            consistent with prudent investment
                                            management.


MERRILL LYNCH ARKANSAS MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Arkansas
                                            income taxes as is consistent with
                                            prudent investment management.


MERRILL LYNCH ASSET GROWTH FUND,
INC. ................................      High total investment return,
                                            consistent with prudent risk, from
                                            investment in United States and
                                            foreign equity, debt and money
                                            market securities the combination of
                                            which will be varied both with
                                            respect to
                                            types of securities and markets in
                                            response to changing market and
                                            economic trends.

MERRILL LYNCH ASSET INCOME FUND,
INC. ................................      A high level of current income
                                            through investment primarily in
                                            United States fixed income
                                            securities.


MERRILL LYNCH BALANCED FUND FOR
  INVESTMENT AND RETIREMENT, INC. ...      As high a level of total investment
                                            return as is consistent with a
                                            reasonable and relatively low level
                                            of risk by investing in common stock
                                            and other types of securities,
                                            including fixed income securities
                                            and convertible securities.


MERRILL LYNCH BASIC VALUE FUND,
INC. ................................      Capital appreciation and,
                                            secondarily, income through
                                            investment in securities, primarily
                                            equities, that are undervalued and
                                            therefore represent basic investment
                                            value.

MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND FUND................      A portfolio of Merrill Lynch
                                            California Municipal Series Trust, a
                                            series fund, whose objective is to
                                            provide shareholders with as high a
                                            level of income exempt from Federal
                                            and California income taxes as is
                                            consistent with prudent investment
                                            management through investment in a
                                            portfolio consisting primarily of
                                            insured California Municipal Bonds.

MERRILL LYNCH CALIFORNIA LIMITED
  MATURITY MUNICIPAL BOND FUND.......      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and California income
                                            taxes as is consistent with prudent
                                            investment management through
                                            investment in a portfolio primarily
                                            of intermediate-term investment
                                            grade California Municipal Bonds.

MERRILL LYNCH CALIFORNIA MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            California Municipal Series Trust, a
                                            series fund, whose objective is to
                                            provide investors with as high a
                                            level of income exempt from Federal
                                            and California income taxes as is
                                            consistent with prudent investment
                                            management.

MERRILL LYNCH CAPITAL FUND, INC. ....      The highest total investment return
                                            consistent with prudent risk through
                                            a fully managed investment
                                            policy utilizing equity, debt and
                                            convertible securities.

MERRILL LYNCH COLORADO MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Colorado
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH CONNECTICUT MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Connecticut
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. ........................      Current income from three separate
                                            diversified portfolios of fixed
                                            income securities.

MERRILL LYNCH DRAGON FUND, INC. .....      Capital appreciation primarily
                                            through investment in equity and
                                            debt securities of issuers domiciled
                                            in developing countries located in
                                            Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND...............      Capital appreciation primarily
                                            through investment in equity
                                            securities of corporations domiciled
                                            in Europe.

MERRILL LYNCH FEDERAL SECURITIES
TRUST................................      High current return through
                                            investments in U.S. Government and
                                            Government agency securities,
                                            including GNMA mortgage-backed
                                            certificates and other
                                            mortgage-backed Government
                                            securities.

MERRILL LYNCH FLORIDA LIMITED
MATURITY MUNICIPAL BOND FUND.........      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal income taxes as is
                                            consistent with prudent investment
                                            management while serving to offer
                                            shareholders the opportunity to own
                                            securities exempt from Florida
                                            intangible personal property taxes
                                            through investment in a portfolio
                                            primarily of intermediate-term
                                            investment grade Florida Municipal
                                            Bonds.

MERRILL LYNCH FLORIDA MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal income taxes as
                                            is consistent with prudent
                                            investment management while seeking
                                            to offer shareholders the
                                            opportunity to own securities exempt
                                            from Florida intangible personal
                                            property taxes.

MERRILL LYNCH FUND FOR TOMORROW,
INC. ................................      Long-term growth through investment
                                            in a portfolio of good quality
                                            securities, primarily common stock,
                                            potentially positioned to benefit
                                            from demographic and cultural
                                            changes as they affect consumer
                                            markets.

MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC. ........................      Long-term growth of capital through
                                            investment in a diversified
                                            portfolio of equity securities
                                            placing particular emphasis on
                                            companies that have exhibited an
                                            above-average growth rate in
                                            earnings.


MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as custodian)...      A portfolio of Merrill Lynch Asset
                                            Builder Program, Inc., a series fund
                                            whose objective is to provide
                                            capital appreciation and income by
                                            investing in securities with at
                                            least 65% of the portfolio's assets
                                            being invested in equities.


MERRILL LYNCH GLOBAL ALLOCATION FUND,
  INC. ..............................      High total return, consistent with
                                            prudent risk, through a
                                            fully-managed investment policy
                                            utilizing United States and foreign
                                            equity, debt and money market
                                            securities, the combination of which
                                            will be varied from time to time
                                            both with respect to the types of
                                            securities and markets in response
                                            to changing market and economic
                                            trends.

MERRILL LYNCH GLOBAL BOND FUND FOR
  INVESTMENT AND RETIREMENT..........      High total investment return from
                                            investment in a global portfolio of
                                            debt instruments denominated in
                                            various currencies and
                                            multi-national currency units.

MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC. ........................      High total return from investment
                                            primarily in an internationally
                                            diversified portfolio of convertible
                                            debt securities, convertible
                                            preferred stock and "synthetic"
                                            convertible securities consisting of
                                            a combination of debt securities or
                                            preferred stock and warrants or
                                            options.

MERRILL LYNCH GLOBAL HOLDINGS, INC.
  (residents of Arizona must meet
  investor
  suitability standards).............      The highest total investment return
                                            consistent with prudent risk through
                                            worldwide investment in an
                                            internationally diversified
                                            portfolio of securities.


MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as custodian)...      A portfolio of Merrill Lynch Asset
                                            Builder Program, Inc., a series
                                            fund, whose objective is to provide
                                            a high total investment return
                                            through an investment policy
                                            utilizing United States and foreign
                                            equity, debt and money market
                                            securities, the combination of which
                                            will vary depending upon changing
                                            market and economic trends.


MERRILL LYNCH GLOBAL RESOURCES
TRUST................................      Long-term growth and protection of
                                            capital from investment in
                                            securities of domestic and foreign
                                            companies that possess substantial
                                            natural resource assets.

MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC. ........................      Long-term growth of capital by
                                            investing primarily in equity
                                            securities of companies with
                                            relatively small market
                                            capitalizations located in various
                                            foreign countries and in the United
                                            States.

MERRILL LYNCH GLOBAL UTILITY FUND,
INC. ................................      Capital appreciation and current
                                            income through investment of at
                                            least 65% of its total assets in
                                            equity and debt securities issued by
                                            domestic and foreign companies
                                            primarily engaged in the ownership
                                            or operation of facilities used to
                                            generate, transmit or distribute
                                            electricity, telecommunications, gas
                                            or water.

MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT..........      Growth of capital and, secondarily,
                                            income from investment in a
                                            diversified portfolio of equity
                                            securities placing principal
                                            emphasis on those securities which
                                            management of the fund believes to
                                            be undervalued.


MERRILL LYNCH HEALTHCARE FUND, INC.
  (residents of Wisconsin must meet
  investor suitability standards)....      Capital appreciation through
                                            worldwide investment in equity
                                            securities of companies that derive
                                            or are expected to derive a
                                            substantial portion of their sales
                                            from products and services in
                                            healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND........................      Capital appreciation and,
                                            secondarily, income by investing in
                                            a diversified portfolio of equity
                                            securities of issuers located in
                                            countries other than the United
                                            States.

MERRILL LYNCH LATIN AMERICA FUND,
INC. ................................      Capital appreciation by investing
                                            primarily in Latin American equity
                                            and debt securities.

MERRILL LYNCH MARYLAND MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Maryland
                                            income taxes as is consistent with
                                            prudent investment management.


MERRILL LYNCH MASSACHUSETTS LIMITED
  MATURITY MUNICIPAL BOND FUND.......      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and Massachusetts
                                            income taxes as is consistent with
                                            prudent investment management
                                            through investment in a portfolio
                                            primarily of intermediate-term
                                            investment grade Massachusetts
                                            Municipal Bonds.


MERRILL LYNCH MASSACHUSETTS MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and
                                            Massachusetts income taxes as is
                                            consistent with prudent investment
                                            management.

MERRILL LYNCH MICHIGAN LIMITED
MATURITY MUNICIPAL BOND FUND.........      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and Michigan income
                                            taxes as is consistent with prudent
                                            investment management through
                                            investment in a portfolio primarily
                                            of intermediate-term grade Michigan
                                            Municipal Bonds.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Michigan
                                            income taxes as is consistent with
                                            prudent investment management.


MERRILL LYNCH MINNESOTA MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Minnesota
                                            income taxes as is consistent with
                                            prudent investment management.


MERRILL LYNCH MUNICIPAL BOND
  FUND, INC. ........................      Tax-exempt income from three separate
                                            diversified portfolios of municipal
                                            bonds.

MERRILL LYNCH MUNICIPAL INTERMEDIATE
  TERM FUND..........................      Currently the only portfolio of
                                            Merrill Lynch Municipal Series
                                            Trust, a series fund, whose
                                            objective is to provide as high a
                                            level as possible of income exempt
                                            from Federal income taxes by
                                            investing in investment grade
                                            obligations with a dollar weighted
                                            average maturity of five to twelve
                                            years.

MERRILL LYNCH NEW JERSEY LIMITED
  MATURITY MUNICIPAL BOND FUND.......      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and New Jersey income
                                            taxes as is consistent with prudent
                                            investment management through a
                                            portfolio primarily of
                                            intermediate-term investment grade
                                            New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and New Jersey
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH NEW MEXICO MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and New Mexico
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH NEW YORK LIMITED
MATURITY MUNICIPAL BOND FUND.........      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal, New York State and New
                                            York City income taxes as is
                                            consistent with prudent investment
                                            management through investment in a
                                            portfolio primarily of
                                            intermediate-term investment grade
                                            New York Municipal Bonds.


MERRILL LYNCH NEW YORK MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal, New York State
                                            and New York City income taxes as is
                                            consistent with prudent investment
                                            management.


MERRILL LYNCH NORTH CAROLINA
MUNICIPAL BOND FUND..................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and North
                                            Carolina income taxes as is
                                            consistent with prudent investment
                                            management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Ohio income
                                            taxes as is consistent with prudent
                                            investment management.

MERRILL LYNCH OREGON MUNICIPAL BOND
  FUND...............................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Oregon
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH PACIFIC FUND, INC. ....      Capital appreciation by investing in
                                            equity securities of corporations
                                            domiciled in Far Eastern and Western
                                            Pacific countries, including Japan,
                                            Australia, Hong Kong and Singapore.

MERRILL LYNCH PENNSYLVANIA LIMITED
  MATURITY MUNICIPAL BOND FUND.......      A portfolio of Merrill Lynch
                                            Multi-State Limited Maturity
                                            Municipal Series Trust, a series
                                            fund, whose objective is to provide
                                            as high a level of income exempt
                                            from Federal and Pennsylvania income
                                            taxes as is consistent with prudent
                                            investment management through
                                            investment in a portfolio of
                                            intermediate-term investment grade
                                            Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal and Pennsylvania
                                            income taxes as is consistent with
                                            prudent investment management.

MERRILL LYNCH PHOENIX FUND, INC. ....      Long-term growth of capital by
                                            investing in equity and fixed income
                                            securities, including tax-exempt
                                            securities, of issuers in weak
                                            financial condition or experiencing
                                            poor operating results believed to
                                            be undervalued relative to the
                                            current or prospective condition of
                                            such issue.


MERRILL LYNCH QUALITY BOND PORTFOLIO
  (available only for exchanges by
  certain individual retirement
  accounts for which Merrill Lynch
  acts as custodian) ................      A portfolio of Merrill Lynch Asset
                                            Builder Program, Inc., a series
                                            fund, whose objective is to provide
                                            a high level of current income
                                            through investment in a diversified
                                            portfolio of debt obligations, such
                                            as corporate bonds and notes,
                                            convertible securities, preferred
                                            stocks and governmental obligations.

MERRILL LYNCH SHORT-TERM GLOBAL
INCOME FUND, INC. ...................      As high a level of current income as
                                            is consistent with prudent
                                            investment management from a global
                                            portfolio of high quality debt
                                            securities denominated in various
                                            currencies and multinational
                                            currency units and having remaining
                                            maturities not exceeding three
                                            years.


MERRILL LYNCH SPECIAL VALUE FUND,
INC. ................................      Long-term growth of capital from
                                            investments in securities, primarily
                                            common stock, of relatively small
                                            companies believed to have special
                                            investment value and emerging growth
                                            companies regardless of size.

MERRILL LYNCH STRATEGIC DIVIDEND
FUND.................................      Long-term total return from
                                            investment in dividend paying common
                                            stocks which yield more than
                                            Standard & Poor's 500 Composite
                                            Stock Price Index.

MERRILL LYNCH TECHNOLOGY FUND,
INC. ................................      Capital appreciation through
                                            worldwide investment in equity
                                            securities of companies that derive
                                            or are expected to derive a
                                            substantial portion of their sales
                                            from products and services in
                                            technology.


MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND..........................      A portfolio of Merrill Lynch
                                            Multi-State Municipal Series Trust,
                                            a series fund, whose objective is to
                                            provide as high a level of income
                                            exempt from Federal income taxes as
                                            is consistent with prudent
                                            investment management by investing
                                            primarily in a portfolio of
                                            long-term, investment grade
                                            obligations issued by the State of
                                            Texas, its political subdivisions,
                                            agencies and instrumentalities.



MERRILL LYNCH U.S. GOVERNMENT
SECURITIES PORTFOLIO (available only
  for exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian) ........................      A portfolio of Merrill Lynch Asset
                                            Builder Program, Inc., a series
                                            fund, whose objective is to provide
                                            a high current return through
                                            investments in U.S. Government and
                                            government agency securities,
                                            including GNMA mortgage-backed
                                            certificates and other
                                            mortgage-backed government
                                            securities.

MERRILL LYNCH UTILITY INCOME FUND,
INC. ................................      High current income through
                                            investment in equity and debt
                                            securities issued by companies which
                                            are primarily engaged in the
                                            ownership or operation of facilities
                                            used to generate, transmit or
                                            distribute electricity,
                                            telecommunications, gas or water.


MERRILL LYNCH WORLD INCOME FUND,
INC. ................................      High current income by investing in a
                                            global portfolio of fixed income
                                            securities denominated in various
                                            currencies, including multinational
                                            currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS TRUST.....      Preservation of capital, liquidity
                                            and the highest possible current
                                            income consistent with the foregoing
                                            objectives from the short-term money
                                            market securities in which the Trust
                                            invests.

MERRILL LYNCH RETIREMENT RESERVES
  MONEY FUND (available only for
  exchanges within certain retirement
  plans).............................      Currently the only portfolio of
                                            Merrill Lynch Retirement Series
                                            Trust, a series fund, whose
                                            objectives are current income,
                                            preservation of capital and
                                            liquidity available from investing
                                            in a diversified portfolio of
                                            short-term money market securities.

MERRILL LYNCH U.S.A. GOVERNMENT
  RESERVES...........................      Preservation of capital, current
                                            income and liquidity available from
                                            investing in direct obligations of
                                            the U.S. Government and repurchase
                                            agreements relating to such
                                            securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND.........................      Preservation of capital, liquidity
                                            and current income through
                                            investment exclusively in a
                                            diversified portfolio of short-term
                                            marketable securities which are
                                            direct obligations of the U.S.
                                            Treasury.

Class B, Class C and Class D Share
Money
  Market Funds:

MERRILL LYNCH GOVERNMENT FUND........      A portfolio of Merrill Lynch Funds
                                            for Institutions Series, a series
                                            fund, whose objective is to provide
                                            current income consistent with
                                            liquidity and security of principal
                                            from investment in securities issued
                                            or guaranteed by the U.S.
                                            Government, its agencies and
                                            instrumentalities and in repurchase
                                            agreements secured by such
                                            obligations.


MERRILL LYNCH INSTITUTIONAL FUND.....      A portfolio of Merrill Lynch Funds
                                            for Institutions Series, a series
                                            fund, whose objective is to provide
                                            maximum current income consistent
                                            with liquidity and the maintenance
                                            of a high quality portfolio of money
                                            market securities.


MERRILL LYNCH INSTITUTIONAL TAX-
  EXEMPT FUND........................      A portfolio of Merrill Lynch Funds
                                            for Institutions Series, a series
                                            fund, whose objective is to provide
                                            current income exempt from Federal
                                            income taxes, preservation of
                                            capital and liquidity available from
                                            investing in a diversified portfolio
                                            of short-term, high quality
                                            municipal bonds.

MERRILL LYNCH TREASURY FUND..........      A portfolio of Merrill Lynch Funds
                                            for Institutions Series, a series
                                            fund, whose objective is to provide
                                            current income consistent with
                                            liquidity and security of principal
                                            from investment in direct
                                            obligations of the U.S. Treasury and
                                            up to 10% of its total assets in
                                            repurchase agreements secured by
                                            such obligations.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" in the Prospectus for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained through the transfer agent may elect in writing to receive any such dividends or distributions, or both, in cash. A shareholder whose account is maintained through Merrill Lynch may elect in writing to receive both dividends and distributions in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".


TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes on their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


     Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions. The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.


     Special Rules for Certain Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain developing Asia-Pacific and Latin American countries in which the Fund intends to invest. No such regulations have been issued.
                         ------------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                                                          CLASS A SHARES                             CLASS B SHARES*
                                              ---------------------------------------    ---------------------------------------
                                                                    REDEEMABLE VALUE                           REDEEMABLE VALUE
                                               EXPRESSED AS A      OF A HYPOTHETICAL      EXPRESSED AS A      OF A HYPOTHETICAL
                                              PERCENTAGE BASED     $1,000 INVESTMENT     PERCENTAGE BASED     $1,000 INVESTMENT
                                              ON A HYPOTHETICAL      AT THE END OF       ON A HYPOTHETICAL      AT THE END OF
                  PERIOD                      $1,000 INVESTMENT        THE PERIOD        $1,000 INVESTMENT        THE PERIOD
-------------------------------------------   -----------------    ------------------    -----------------    ------------------
                                                                          Average Annual Total Return
                                                                 (including maximum applicable sales charges)
One Year Ended June 30, 1995...............        (6.83)%             $   931.70             --                   --
Five Years Ended June 30, 1995.............          7.12%             $ 1,410.40             --                   --
Inception (September 1, 1989) to June 30,
  1995.....................................          9.80%             $ 1,724.80             --                   --
Inception (July 1, 1994) to June 30,
  1995.....................................        --                    --                   (5.84)%              $ 941.60
                                                                              Annual Total Return
                                                                 (excluding maximum applicable sales charges)
Year Ended June 30, 1995...................        (1.67)%             $   983.30             --                   --
Year Ended June 30, 1994...................         28.73%             $ 1,287.30             --                   --
Year Ended June 30, 1993...................          5.17%             $ 1,051.70             --                   --
Year Ended June 30, 1992...................         17.02%             $ 1,170.20             --                   --
Year Ended June 30, 1991...................        (4.45)%             $   955.50             --                   --
Inception (September 1, 1989) to June 30,
  1990.....................................         22.29%             $ 1,222.90             --                   --
Inception (July 1, 1994) to June 30,
  1995.....................................        --                    --                   (2.22)%              $ 977.80
                                                                    Aggregate Total Return
                                                          (including maximum applicable sales charges)
Inception (September 1, 1989) to June 30,
  1995.....................................         72.48%             $ 1,724.80             --                   --
Inception (July 1, 1994) to June 30,
  1995.....................................        --                    --                   (5.84)%              $ 941.60



                                                         CLASS C SHARES**                           CLASS D SHARES**
                                              ---------------------------------------    ---------------------------------------
                                                                    REDEEMABLE VALUE                           REDEEMABLE VALUE
                                               EXPRESSED AS A      OF A HYPOTHETICAL      EXPRESSED AS A      OF A HYPOTHETICAL
                                              PERCENTAGE BASED     $1,000 INVESTMENT     PERCENTAGE BASED     $1,000 INVESTMENT
                                              ON A HYPOTHETICAL      AT THE END OF       ON A HYPOTHETICAL      AT THE END OF
                  PERIOD                      $1,000 INVESTMENT        THE PERIOD        $1,000 INVESTMENT        THE PERIOD
-------------------------------------------   -----------------    ------------------    -----------------    ------------------
                                                                 Average Annual Total Return
                                                         (including maximum applicable sales charges)
Inception (October 21, 1994) to June 30,
  1995.....................................       (21.99)%              $ 842.50             (26.28)%              $ 810.20
                                                                      Annual Total Return
                                                           (excluding maximum applicable sales charges)
Inception (October 21, 1994) to June 30,
  1995.....................................       (14.97)%              $ 850.30             (14.49)%              $ 855.10
                                                                        Aggregate Total Return
                                                             (including maximum applicable sales charges)
Inception (October 21, 1994) to June 30,
  1995.....................................       (15.75)%              $ 842.50             (18.98)%              $ 810.20


---------------

 * Information as to Class B shares is presented only for the period July 1, 1994 to June 30, 1995. Prior to July 1, 1994, no Class B shares were publicly issued.


** Information as to Class C and Class D shares is presented only for the period
   October 21, 1994 to June 30, 1995. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Fund was incorporated under Maryland law on April 14, 1989. At the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.



     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on June 30, 1995, and its shares outstanding on that date is as follows:



                                                      CLASS A         CLASS B         CLASS C        CLASS D
                                                    ------------    ------------    -----------    -----------
Net Assets.......................................   $350,081,400    $162,773,938    $18,572,768    $21,899,049
                                                    =============   =============   ============   ============
Number of Shares Outstanding.....................     26,225,174      12,297,981      1,404,635      1,642,796
                                                    =============   =============   ============   ============
Net Asset Value Per Share (net assets divided by
  number of shares outstanding)..................         $13.35          $13.24         $13.22         $13.33
Sales Charge (for Class A and Class D shares:
  5.25% of offering price (5.54% of net asset
  value per share))*.............................            .74              **             **            .74
                                                    ------------    ------------    -----------    -----------
Offering Price...................................         $14.09          $13.24         $13.22         $14.07
                                                    =============   =============   ============   ============


------------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.



** Class B and Class C Shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.



INDEPENDENT AUDITORS



     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     The Chase Manhattan Bank, N.A., Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on October 1, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:


We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1995, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1995, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 3, 1995

                    [This page is intentionally left blank.]

                                               Merrill Lynch Developing Capital



                                               Markets Fund, Inc., June 30, 1995





CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                        (in US dollars)
                                 Shares Held/                                                              Value    Percent of
AFRICA       Industries          Face Amount               Investments                     Cost          (Note 1a)  Net Assets
Morocco      Banking                 150,000   Wafa Bank                               $  5,810,251     $  6,124,508      1.1%

             Building &              161,154   Groupe Omnium Nord Africain                6,606,902        6,579,926      1.2
             Construction

             Building                  8,000   Les Ciments de l'Oriental                    272,020          317,033      0.1
             Materials

                                               Total Investments in Morocco              12,689,173       13,021,467      2.4


South        Beverage                193,300   South African Breweries Ltd.               4,536,254        5,516,401      1.0
Africa                                45,227   South African Breweries Ltd. (ADR) (b)       956,130        1,288,970      0.2
                                                                                       ------------     ------------    ------
                                                                                          5,492,384        6,805,371      1.2

             Beverages &             570,300   Rembrandt Group Ltd.                       4,334,695        3,921,744      0.7
             Tobacco

             Mining                   95,000   De Beers Consolidated Mines Ltd.
                                                 (ADR)(b)                                 2,201,328        2,458,125      0.4

             Multi-Industry          289,400   The Morgan Stanley Africa Investment
                                                 Fund, Inc.                               3,357,059        3,328,100      0.6
                                     106,600   New South Africa Fund, Inc.                1,495,194        1,532,375      0.3
                                      90,900   Southern Africa Fund, Inc.                 1,331,240        1,283,963      0.2
                                                                                       ------------     ------------    ------
                                                                                          6,183,493        6,144,438      1.1

             Steel                 2,413,340   South Africa Iron & Steel Industrial
                                                 Corporation, Ltd.                        2,616,810        2,741,602      0.5

             Transportation   ZAL 87,100,000   Transnet Ltd., 15% due 10/01/1995         21,325,967       23,838,399      4.3

                                               Total Investments in South Africa         42,154,677       45,909,679      8.2


                                               Total Investments in Africa               54,843,850       58,931,146     10.6



EUROPE
Czech        Banking                  13,500   Komercni Banka                             2,034,490          679,180      0.1
Republic
             Electrical                9,206 ++Podnik Vypocetni Techniky (PVT)
             Equipment                           (Preferred)                              1,903,926          819,420      0.1

             Food                     43,000 ++Ceska General Food A.S.                    4,520,734        3,627,709      0.7

             Paper                    60,807   SEPAP A.S.                                 3,025,696        3,082,708      0.6

                                               Total Investments in the Czech
                                               Republic                                  11,484,846        8,209,017      1.5


Greece       Banking                  84,650   Ergo Bank (Registered) S.A.                3,038,469        3,895,978      0.7

             Beverage                183,750   Hellenic Bottling Co. S.A. (Bearer)        2,892,532        5,458,244      1.0

             Food                    407,308   Delta Dairy S.A. (Ordinary)                8,341,550        8,476,527      1.5
                                      45,287   Delta Dairy S.A. (Preferred)               1,170,377          870,981      0.2
                                                                                       ------------     ------------    ------
                                                                                          9,511,927        9,347,508      1.7

                                               Total Investments in Greece               15,442,928       18,701,730      3.4

Hungary      Food                     56,807 ++Pick Szeged Reszvenytarsasag
                                                 (GDS) (a) (e)                            2,947,401        2,881,535      0.5
             Insurance               230,000   Pharmauti Gyogyszer es
                                                 Elelmiszeripari Reszvenytarsasag
                                                 (ADR) (b)(e)                             2,638,750        1,897,500      0.3

             Pharmaceuticals          12,000 ++Gedeon Richter Ltd.                          199,500          192,000      0.0

             Retail Stores         1,142,000 ++FOTEX RT-Fotex Elso Amerikai-Magyar
                                                 Fotoszolgaltatasi Reszvenytarsasag       5,506,157        1,671,220      0.3

             Telecommunications       26,510   Magyar TavKzlesi Reszvenytarsasag
                                                 (Ordinary)                               5,403,627        4,204,514      0.8

                                               Total Investments in Hungary              16,695,435       10,846,769      1.9


Poland       Appliances &             89,000 ++Swarzedzkie Fabryki Mebli S.A.             2,102,193          817,560      0.1
             Household

             Durables

             Automotive               70,000 ++T.C. Debica                                  993,561          986,969      0.2

             Banking                 243,029   Wielkopolski Bank Kredytowy                1,809,800          591,867      0.1

             Beverage                  1,275 ++Zaklady Piwowarskie w Zywcu S.A.
                                                 (Zywiec)                                    97,645           96,422      0.0

             Electrical              150,000   Elektrim Towarzystwo Handlowe S.A.         1,916,544          528,733      0.1
             Equipment

             Engineering &           136,000 ++Mostostal--Export S.A.                       354,819          342,833      0.1
             Construction

             Food                     40,000   International Fast Food Corp.                267,500           42,500      0.0

                                               Total Investments in Poland                7,542,062        3,406,884      0.6

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                            (in US dollars)
EUROPE                           Shares Held/                                                              Value    Percent of
(concluded)  Industries          Face Amount               Investments                     Cost          (Note 1a)  Net Assets
Portugal     Banking                 352,212   Banco Comercial Portugues S.A.
                                                 (Registered)                          $  4,850,549     $  4,664,039      0.8%
                                      77,000   Banco Totta E Acores S.A.                  1,657,285        1,632,695      0.3
                                                                                       ------------     ------------    ------
                                                                                          6,507,834        6,296,734      1.1

             Building &              145,200   Efacec S.A.                                2,601,521        1,728,099      0.3
             Construction            320,400   Soares da Costa S.A.                       5,230,896        5,691,373      1.0
                                     107,200   Sociedade de Empreitadas Somague S.A.        755,699          696,580      0.1
                                                                                       ------------     ------------    ------
                                                                                          8,588,116        8,116,052      1.4

             Retail                  125,200   Jeronimo Martins S.A.                      2,895,368        6,379,891      1.2
                                     354,350   Sonae Investimentos-SGPS S.A.              7,668,173        8,485,495      1.5
                                                                                       ------------     ------------    ------
                                                                                         10,563,541       14,865,386      2.7

             Telecommunications       51,500 ++Portugal Telecom S.A. (ADR) (b)              964,338          972,062      0.2

                                               Total Investments in Portugal             26,623,829       30,250,234      5.4


Russia       Multi-Industry          184,000   Templeton Russia Fund, Inc.                2,677,200        2,677,200      0.5

                                               Total Investments in Russia                2,677,200        2,677,200      0.5


Turkey       Automotive            1,400,000   Tofas Turk Otomobil Fabrikasi A.S.         1,266,868        1,235,853      0.2

             Beverage              1,708,160 ++Ege Biracilik Ve Malt Sanayii A.S.           472,057        2,010,510      0.4

             Building              2,583,000   Alarko Holdings A.S.                       2,017,717        2,280,149      0.4
             Materials

             Food                    750,000 ++Kerevitas Gida Sanayii Ve
                                                 Ticaret A.S.                               546,032        2,037,121      0.4

             Industrial            2,078,332 ++Turk Siemens Kablo Ve Elektrik
             Components                          Sanayii A.S.                               392,822          635,072      0.1

             Insurance             8,911,000   Aksigorta A.S.                             2,227,750        1,734,599      0.3

             Retail                5,401,500   Migros Turk A.S.                           3,320,905        6,051,930      1.1

                                               Total Investments in Turkey               10,244,151       15,985,234      2.9


                                               Total Investments in Europe               90,710,451       90,077,068     16.2

LATIN
AMERICA


Argentina    Automobiles             215,436   Compania Interamericana de
                                                 Automoviles S.A. (CINA)                  3,264,299        1,045,074      0.2

             Foreign          ARS 15,250,000   Republic of Argentina, 7.312%
             Government                          due 3/31/2005                            9,718,500        9,226,250      1.7
             Obligation

             Oil &                 1,551,800   Astra Compania Argentina de
             Related                             Petroleo S.A.                            3,240,628        2,328,166      0.4

             Real Estate              49,000   Inversiones y Representaciones
                                                 S.A. (GDR)(d)                            1,270,753        1,139,250      0.2

                                               Total Investments in Argentina            17,494,180       13,738,740      2.5


Brazil       Automotive              159,300   CAPCO Automotive Products
                                                 Corporation S.A.                         2,105,696        1,234,575      0.2

             Banking             660,439,023   Banco Bradesco S.A. (Preferred)            4,497,996        5,593,294      1.0
                                  11,926,207   Banco Bradesco S.A. (Preferred)
                                                 (Receipts)**                                88,923          101,004      0.0


                                  42,567,626   Banco Nacional S.A. (Preferred)              892,993          827,319      0.1
                                                                                       ------------     ------------    ------
                                                                                          5,479,912        6,521,617      1.1

             Beverage             13,769,200 ++Companhia Cervejaria Brahma
                                                 S.A. PN (Preferred)                      3,785,725        4,514,832      0.8
                                      97,313 ++Companhia Cervejaria Brahma
                                                 S.A. PN (Preferred) (Pro Rata)              22,355           31,908      0.0
                                     574,872 ++Companhia Cervejaria Brahma S.A.
                                                 (Preferred) (Warrants) (c)                  14,956           74,902      0.0
                                                                                       ------------     ------------    ------
                                                                                          3,823,036        4,621,642      0.8

             Electrical           17,753,900   Light--Servicios de Eletricidade S.A.      6,393,851        5,590,262      1.0
             Equipment

             Food                 11,020,000   La Bombril S.A. PN (Preferred)               255,679          229,733      0.0

             Mining               31,057,000   Companhia Vale do Rio Doce S.A. PN
                                                 (Preferred)                              5,239,937        4,687,213      0.8

             Oil & Related        46,963,333   Petroleo Brasileiro S.A. (Preferred)       6,380,127        3,977,351      0.7

             Paper & Forest        2,500,000 ++MelPaper S.A. (Preferred)                  1,631,371          542,888      0.1
             Producers

             Retail                1,500,000 ++Mesbla S.A. (Preferred)                      350,350           89,577      0.0

             Steel             4,756,900,000   Usinas Siderurgicas de Minas Gerais--
                                                 Usiminas S.A. (Preferred)                3,918,468        5,371,525      1.0

             Telecommunications      198,500   Telecomunicacoes Brasileiras S.A.--
                                                 Telebras (ADR) (b) (e)                   8,023,799        6,500,875      1.2
                                  53,142,632   Telecomunicacoes Brasileiras S.A.--
                                                 Telebras ON                              1,682,509        1,505,996      0.3
                                   1,288,771   Telecomunicacoes Brasileiras S.A.--
                                                 Telebras ON (Pro Rata)                      90,344           36,522      0.0
                                 144,564,938   Telecomunicacoes Brasileiras S.A.--
                                                 Telebras PN (Preferred)                  6,320,115        4,756,045      0.9
                                   5,546,475   Telecomunicacoes Brasileiras S.A.--
                                                 Telebras PN (Preferred) (Pro Rata)         388,513          182,474      0.0
                                                                                       ------------     ------------    ------
                                                                                         16,505,280       12,981,912      2.4

             Utilities             4,242,400   Centrais Eletricas Brasileiras S.A.--
                                                 Eletrobras (Preferred)                   1,180,141        1,128,543      0.2
                                     126,740   Companhia Energetica de Minas
                                                 Gerais S.A. (CEMIG) (ADR) (b) (e)        3,205,227        2,408,060      0.4
                                                                                       ------------     ------------    ------
                                                                                          4,385,368        3,536,603      0.6

                                               Total Investments in Brazil               56,469,075       49,384,898      8.7


Chile        Apparel               6,800,201   Bata Chile S.A.                            1,920,913        1,276,177      0.2

             Broadcasting &        5,072,871   Editorial Lord Cochrane S.A.               2,830,178        2,135,230      0.4
             Publishing

             Telecommunications       28,000   Compania de Telefonos de Chile S.A.
                                                 (ADR) (b)                                3,037,806        2,278,500      0.4

                                               Total Investments in Chile                 7,788,897        5,689,907      1.0


Ecuador      Building                  4,825   La Cemento Nacional C.A.                   1,449,510        1,109,750      0.2
             Materials

                                               Total Investments in Ecuador               1,449,510        1,109,750      0.2

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                            (in US dollars)
LATIN AMERICA                    Shares Held/                                                              Value    Percent of
(concluded)  Industries          Face Amount               Investments                     Cost          (Note 1a)  Net Assets
Mexico       Beverage                809,000   Fomento Economico Mexicano, S.A.
                                                 de C.V.  (Femsa) 'B'                  $  1,884,922     $  1,888,313      0.3%
                                     180,000   Fomento Economico Mexicano, S.A.
                                                 de C.V. (Femsa) (ADR) (b)                  403,200          414,000      0.1
                                                                                       ------------     ------------    ------
                                                                                          2,288,122        2,302,313      0.4

             Building              1,078,000 ++Apasco, S.A. de C.V.                       3,827,100        4,274,085      0.8
             Materials               167,000   Cementos Mexicanos, S.A. de C.V.
                                                 (Class B) (ADR) (b)                      1,509,987          603,389      0.1
                                                                                       ------------     ------------    ------
                                                                                          5,337,087        4,877,474      0.9

             Financial               155,250 ++Banca Quadrum, S.A. de C.V. (ADR)
             Services                            (b)(e)                                   2,012,895        1,009,125      0.2

             Food                  1,600,000 ++Grupo Herdez, S.A. de C.V. 'A'             1,450,009          473,221      0.1

             Health &                590,800   Kimberly-Clark de Mexico, S.A. de C.V.     7,174,776        6,781,685      1.2
             Personal Care

             Leisure               1,410,650 ++Grupo Carso, S.A. de C.V. 'A'             10,196,917        7,712,906      1.4
                                     348,000 ++Grupo Carso, S.A. de C.V. (ADR) (b)        4,682,938        3,784,500      0.7
                                                                                       ------------     ------------    ------
                                                                                         14,879,855       11,497,406      2.1

             Retail                2,375,000   Cifra, S.A. de C.V. 'C'                    4,796,743        3,128,697      0.6
                                     287,800 ++Grupo Empresarial Fenix, S.A.
                                                 de C.V. (ELEKTRA) 'L' Shares             2,404,684          919,304      0.2
                                                                                       ------------     ------------    ------
                                                                                          7,201,427        4,048,001      0.8

             Telecommunications      266,550   Telefonos de Mexico, S.A. de C.V.
                                                 (ADR)(b)                                14,534,412        7,896,544      1.4

                                               Total Investments in Mexico               54,878,583       38,885,769      7.1


Panama       Beverage                105,750   Panamerican Beverages, Inc. (Class A)      3,034,784        3,172,500      0.6

                                               Total Investments in Panama                3,034,784        3,172,500      0.6

Peru         Banking                 180,420 ++Banco de Credito de Peru S.A.                 94,494          315,250      0.1
                                      51,548   Banco Wiese Limitado S.A. (ADR) (b)          493,750          425,271      0.1
                                                                                       ------------     ------------    ------
                                                                                            588,244          740,521      0.2

             Mining                  513,330 ++Southern Peru Copper Corp. S.A.            2,086,477        2,322,864      0.4
                                     110,419 ++Southern Peru Copper Corp. S.A.
                                                 'T' Shares                                 350,031          374,742      0.1
                                                                                       ------------     ------------    ------
                                                                                          2,436,508        2,697,606      0.5

                                               Total Investments in Peru                  3,024,752        3,438,127      0.7


Venezuela    Textiles                520,860   Mantex S.A.C.A.                               74,978           76,331      0.0

             Utilities             3,040,560   C.A. La Electricidad de Caracas
                                                 S.A.I.C.A.--S.A.C.A.                     4,407,191        3,180,063      0.6

                                               Total Investments in Venezuela             4,482,169        3,256,394      0.6


                                               Total Investments in Latin America       148,621,950      118,676,085     21.4


MIDDLE
EAST

Israel       Banking                 202,800 ++Bank Hapoalim Ltd.                           316,966          319,208      0.1


             Engineering &             5,900 ++Koor Industries Ltd.                         501,711          503,338      0.1
             Construction
                                               Total Investments in Israel                  818,677          822,546      0.2


Pakistan     Electrical            1,299,490 ++Karachi Electric Supply Corp. Ltd.         1,121,386        1,122,094      0.2
             Equipment
                                               Total Investments in Pakistan              1,121,386        1,122,094      0.2


                                               Total Investments in the Middle East       1,940,063        1,944,640      0.4


PACIFIC
BASIN/ASIA

Australia    Merchandising           303,850   Amway Asia Pacific Ltd.                    8,779,737       11,014,563      2.0

                                               Total Investments in Australia             8,779,737       11,014,563      2.0

China        Appliances &          8,935,500   Shenzhen China Bicycles Co.
             Household                           (Holdings) Ltd. 'B'                      4,685,279        2,887,151      0.5
             Durables

                                               Total Investments in China                 4,685,279        2,887,151      0.5


Hong Kong    Automotive            7,320,000   Sime Darby (Hong Kong) Ltd.                9,705,114        8,041,565      1.5

             Financial            20,747,000   Winton Holdings Ltd.                       6,398,529        5,041,082      0.9
             Services

             Food                 21,439,000   C.P. Pokphand Co. Ltd. (Ordinary)          5,782,063        7,550,602      1.4

                                               Total Investments in Hong Kong            21,885,706       20,633,249      3.8


India        Broadcasting &          888,600   Videocon International Ltd. (GDR) (d)      7,773,607        3,154,530      0.6
             Publishing

             Building &               31,250   The Associated Cement Co. Ltd.             2,499,847        3,463,927      0.6
             Construction

             Chemicals               355,500   Mardia Chemical Ltd.                       1,545,509        1,143,669      0.2

             Energy                  661,000   Bombay Suburban Electric Supply Co.
                                                 Ltd.                                     3,601,257        2,947,603      0.5
                                     333,000 ++Cochin Refinery Ltd.                       2,604,742        1,951,648      0.4
                                                                                       ------------     ------------    ------
                                                                                          6,205,999        4,899,251      0.9

             Finance                  24,120 ++Housing Development Finance Corp.          1,835,541        1,832,336      0.3

             Financial             2,086,000 ++Industrial Credit & Investment
             Services                            Corporation of India, Ltd.               8,060,896        6,378,595      1.2

             Recreation &            565,000   Suraj Diamonds Ltd.                        1,552,990        1,484,711      0.3
             Consumer
             Goods

             Textiles                 55,000   Grasim Industries Ltd.                     1,084,096        1,058,130      0.2
                                     600,000 ++JCT Ltd.                                   1,064,009        1,022,456      0.2
                                     103,900 ++Raymond Woolen Mills Ltd.                    758,836          794,267      0.1
                                     120,000   Reliance Industries Ltd.                   1,076,886        1,009,078      0.2
                                                                                       ------------     ------------    ------
                                                                                          3,983,827        3,883,931      0.7

             Utilities             1,001,250 ++Kec International Ltd.                     5,050,805        4,241,639      0.8

                                               Total Investments in India                38,509,021       30,482,589      5.6

                                      59

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                            (in US dollars)
PACIFIC
BASIN/ASIA                       Shares Held/                                                              Value    Percent of
(concluded)  Industries          Face Amount               Investments                     Cost          (Note 1a)  Net Assets
Indonesia    Banking               2,790,500   P.T. Bank Bali                          $  7,645,923     $  7,082,805      1.3%

             Broadcasting &      $ 4,245,000   P.T. Surya Citra Television,
             Publishing                          4% due 7/01/1997 (Convertible)           4,258,125        4,202,550      0.8

             Consumer--Goods          17,000   P.T. Wicaksana Overseas International         48,350           42,958      0.0

             Energy Equipment &    5,197,000   P.T. Kabelmetal Indonesia                  8,139,759        8,755,054      1.6
             Services              1,379,200   P.T. Supreme Cable Manufacturing
                                                 Corp. (Sucaco)                           3,991,337        4,058,293      0.7
                                                                                       ------------     ------------    ------
                                                                                         12,131,096       12,813,347      2.3

             Telecommunications      147,420   P.T. Indonesian Satellite Corp.
                                                 (ADR) (b)                                5,600,335        5,638,815      1.0

                                               Total Investments in Indonesia            29,683,829       29,780,475      5.4


Malaysia     Broadcasting          1,792,000   Sistem Televisyen Malaysia BHD             5,245,284        4,778,667      0.9

             Food                     57,000   Nestle (Malaysia) BHD                        374,558          437,292      0.1

             Newspaper/            1,256,000   New Straits Times Press BHD                5,118,753        3,890,379      0.7
             Publishing

             Steel                 2,706,000   Maruichi (Malaysia) Steel Tube BHD         6,417,204       10,046,892      1.8

                                               Total Investments in Malaysia             17,155,799       19,153,230      3.5


New          Transportation        1,700,000   Ports of Auckland Ltd.                     2,117,611        3,349,518      0.6
Zealand
                                               Total Investments in New Zealand           2,117,611        3,349,518      0.6

Philippines  Multi-Industry          583,550 ++Benpres Holdings Corp. (e)                 4,969,875        4,814,288      0.9

                                               Total Investments in the Philippines       4,969,875        4,814,288      0.9


South        Automotive               65,106 ++Dong Ah Tire Industries                    3,645,738        4,354,855      0.8
Korea
             Food                     29,390   Lotte Confectionery Corp.                  3,401,600        3,953,812      0.7

             Telecommunications       20,257   Korea Mobile Telecommunications Corp.     11,026,169       20,476,081      3.7
                                     100,700   Korea Mobile Telecommunications
                                                 Corp. (GDR)(d)                           3,337,550        3,524,500      0.6
                                                                                       ------------     ------------    ------
                                                                                         14,363,719       24,000,581      4.3

             Utilities               483,470   Korea Electric Power Corp.                17,725,759       18,652,683      3.4

                                               Total Investments in South Korea          39,136,816       50,961,931      9.2


Sri Lanka    Building &              262,500   Lankan Tiles                                 337,398          266,047      0.0
             Construction

             Diversified              90,625   Aitken Spence                                518,247          345,787      0.1

                                               Total Investments in Sri Lanka               855,645          611,834      0.1


Taiwan       Merchandising           244,873   Hocheng Group Corp. (ADR)(b)(e)            6,742,165        2,877,258      0.5

                                               Total Investments in Taiwan                6,742,165        2,877,258      0.5


                                               Total Investments in Pacific Basin/
                                               Asia                                     174,521,483      176,566,086     32.1

                                      60


SHORT-TERM                           Face
SECURITIES                          Amount
             Commercial    $      20,000,000   AIG Funding, Inc., 5.92% due
             Paper*                              7/19/1995                               19,940,800       19,940,800      3.6
                                  15,000,000   ANZ (Delaware), Inc., 5.82% due
                                                 7/12/1995                               14,973,325       14,973,325      2.7
                                  10,000,000   Ciesco L.P., 5.94% due 7/12/1995           9,981,850        9,981,850      1.8
                                  20,000,000   Daimler-Benz AG, 5.93% due 7/06/1995      19,983,528       19,983,528      3.6
                                   8,835,000   General Electric Capital Corp.,
                                                 6.20% due 7/03/1995                      8,831,957        8,831,957      1.6
                                  20,000,000   Matterhorn Capital Corp., 5.93% due
                                                 7/12/1995                               19,963,761       19,963,761      3.6
                                                                                       ------------     ------------    ------
                                                                                         93,675,221       93,675,221     16.9

             Commercial    IDR 7,000,000,000   P.T. Bakrie & Brothers, 18.50% due
             Paper*--                            7/25/1995                                3,114,294        3,115,833      0.6
             Foreign           3,000,000,000   P.T. Indah Kiat Pulp & Paper Corp.,
                                                 18% due 7/12/1995                        1,340,170        1,344,348      0.2
                                                                                       ------------     ------------    ------
                                                                                          4,454,464        4,460,181      0.8

             Foreign        MXN   27,510,490   Mexican Cetes (Certificados de la
             Government                          Tesoreria de la Federacion),
             Obligations*                        43.50% due 8/24/1995                     4,555,875        4,129,995      0.7

                                               Total Investments in Short-Term
                                               Securities                               102,685,560      102,265,397     18.4


             Total Investments                                                         $573,323,357      548,460,422     99.1
                                                                                       ============
             Other Assets Less Liabilities                                                                 4,866,733      0.9
                                                                                                        ------------    ------
             Net Assets                                                                                 $553,327,155    100.0%
                                                                                                        ============    ======

            *Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **The receipts may be exchanged for shares until 9/11/1995. ++Non-income producing security.
          (a)Global Depositary Shares (GDS).
          (b)American Depositary Receipts (ADR).
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment of certain conditions until the expiration date.
          (d)Global Depositary Receipts (GDR).
          (e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $22,389,000, representing 4.05% of net assets.

                                                                    Aquisition                        Value
             Issue                                                    Date(s)           Cost        (Note 1a)
             Banca Quadrum, S.A. de C.V. (ADR)                       7/28/1993      $ 2,012,895    $ 1,009,125
             Benpres Holdings Corp.                                 10/25/1994        4,969,875      4,814,288
             Companhia Energetica de Minas Gerias S.A.
               (CEMIG) (ADR)                                         9/22/1994        3,205,227      2,408,060
             Hocheng Group Corp. (ADR)                               8/09/1994        6,742,165      2,877,258
             Pharmauti Gyogyszer es Elelmiszeripari
               Reszvenytarsasag (ADR)                                6/15/1994        2,638,750      1,897,500
             Pick Szeged Reszvenytarsasag (GDS)                     11/20/1992        2,947,401      2,881,535
                                                                  to 8/11/1994
             Telecomunicacoes Brasileiras S.A.--Telebras            12/28/1993
               (ADR)                                              to 6/02/1995        8,023,799      6,500,875

             Total Restricted Securities                                            $30,540,112    $22,388,641
                                                                                    ===========    ===========


             See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1995
Assets:             Investments, at value (identified cost--$573,323,357) (Note 1a)                         $548,460,422
                    Foreign cash (Note lc)                                                                     8,815,460
                    Receivables:
                      Securities sold                                                      $  6,643,071
                      Interest                                                                1,502,527
                      Capital shares sold                                                     1,459,781
                      Dividends                                                                 935,030       10,540,409
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                         109,114
                                                                                                            ------------
                    Total assets                                                                             567,925,405
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                   10,080,006
                      Capital shares redeemed                                                   734,244
                      Investment adviser (Note 2)                                               451,862
                      Distributor (Note 2)                                                      148,861       11,414,973
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     3,183,277
                                                                                                            ------------
                    Total liabilities                                                                         14,598,250
                                                                                                            ------------


Net Assets:         Net assets                                                                              $553,327,155
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,622,517
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,229,798
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            140,464
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            164,280
                    Paid-in capital in excess of par                                                         583,870,233
                    Undistributed investment income--net                                                       3,689,081
                    Accumulated distributions in excess of realized capital losses
                    on investments and foreign currency transactions--net                                    (13,589,754)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (24,799,464)
                                                                                                            ------------
                    Net assets                                                                              $553,327,155
                                                                                                            ============


Net Asset           Class A--Based on net assets of $350,081,400 and 26,225,174
Value:              shares outstanding                                                                      $      13.35
                                                                                                            ============
                    Class B--Based on net assets of $162,773,938 and 12,297,981
                    shares outstanding                                                                      $      13.24
                                                                                                            ============
                    Class C--Based on net assets of $18,572,768 and 1,404,635
                    shares outstanding                                                                      $      13.22
                                                                                                            ============
                    Class D--Based on net assets of $21,899,049 and 1,642,796
                    shares outstanding                                                                      $      13.33
                                                                                                            ============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1995
Investment Income   Interest and discount earned                                                            $  9,190,848
(Notes 1d & 1e):    Dividends (net of $911,836 foreign withholding tax)                                        8,249,878
                                                                                                            ------------
                    Total income                                                                              17,440,726
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                      $  5,240,621
                    Custodian fees                                                            1,282,912
                    Account maintenance and distribution fees--Class B (Note 2)               1,022,078
                    Transfer agent fees--Class A (Note 2)                                       729,814
                    Registration fees (Note 1f)                                                 287,760
                    Printing and shareholder reports                                            281,409
                    Transfer agent fees--Class B (Note 2)                                       269,846
                    Accounting services (Note 2)                                                138,938
                    Professional fees                                                           137,115
                    Account maintenance and distribution fees--Class C (Note 2)                  77,256
                    Directors' fees and expenses                                                 40,132
                    Transfer agent fees--Class C (Note 2)                                        24,453
                    Transfer agent fees--Class D (Note 2)                                        23,380
                    Account maintenance fees--Class D (Note 2)                                   21,425
                    Pricing fees                                                                  9,452
                    Amortization of organization expenses (Note 1f)                               4,362
                    Other                                                                       229,672
                                                                                           ------------
                    Total expenses                                                                             9,820,625
                                                                                                            ------------
                    Investment income--net                                                                     7,620,101
                                                                                                            ------------


Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (6,474,042)
(Loss) on             Foreign currency transactions--net                                     (2,123,405)      (8,597,447)
Investments &                                                                              ------------
Foreign             Change in unrealized appreciation/depreciation on:
Currency              Investments--net                                                      (27,587,323)
Transactions          Foreign currency transactions--net                                        139,041      (27,448,282)
--Net (Notes                                                                               ------------     ------------
1b, 1c, 1e & 3):    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (36,045,729)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(28,425,628)
                                                                                                            ============




                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended June 30,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment income--net                                                 $  7,620,101     $  1,688,321
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        (8,597,447)      36,390,093
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (27,448,282)     (12,637,885)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations         (28,425,628)      25,440,529
                                                                                           ------------     ------------


Dividends &         Investment income--net:                            Class A                 (987,487)        (902,496)
Distributions to                                                       Class C                   (5,936)              --
Shareholders                                                           Class D                  (15,439)              --
(Note 1g):
                    Realized gain on investments--net:                 Class A              (16,617,087)      (4,808,440)
                                                                       Class B               (4,736,505)              --
                                                                       Class C                 (268,632)              --
                                                                       Class D                 (301,893)              --

                    In excess of realized gain on investments--net:    Class A              (12,942,881)              --
                                                                       Class B               (3,689,216)              --
                                                                       Class C                 (209,235)              --
                                                                       Class D                 (235,141)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (40,009,452)      (5,710,936)
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            219,766,488      239,981,410
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                            151,331,408      259,711,003
                    Beginning of year                                                       401,995,747      142,284,744
                                                                                           ------------     ------------
                    End of year*                                                           $553,327,155     $401,995,747
                                                                                           ============     ============


                   *Undistributed investment income--net (Note 1i)                         $  3,689,081     $    564,507
                                                                                           ============     ============


CONSOLIDATED FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the                         Class A
                    financial statements.
                                                                               For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:           1995       1994      1993++      1992        1991
Per Share           Net asset value, beginning of year             $  14.61   $  11.62   $  11.92   $  10.43    $  11.58
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .24        .11        .12        .15         .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.40)      3.23        .42       1.59        (.75)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   (.16)      3.34        .54       1.74        (.51)
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.04)      (.07)      (.14)      (.17)       (.15)

                                     64

                      Realized gain on investments--net                (.60)      (.28)      (.70)      (.08)       (.49)
                      In excess of realized gain on
                      investments--net                                 (.46)        --         --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.10)      (.35)      (.84)      (.25)       (.64)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  13.35   $  14.61   $  11.62   $  11.92    $  10.43
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               (1.67%)    28.73%      5.17%     17.02%      (4.45%)
Return:**                                                          ========   ========   ========   ========    ========



Ratios to           Expenses                                          1.62%      1.46%      1.71%      1.64%       1.77%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income (loss)--net                     1.56%       .63%      (.04%)     1.73%       1.98%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $350,081   $401,996   $142,285   $126,417    $111,947
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               63.37%     66.85%     91.72%     71.05%      84.74%
                                                                   ========   ========   ========   ========    ========

                    The following per share data and ratios have             For the Period
                    been derived from information provided in the            July 1, 1994++++       For the Period
                    financial statements.                                      to June 30,        October 21, 1994++++
                                                                                  1995             to June 30, 1995
                    Increase (Decrease) in Net Asset Value:                      Class B        Class C         Class D
Per Share           Net asset value, beginning of period                         $  14.54       $  16.71        $  16.77
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .08            .08             .13
                    Realized and unrealized loss on investments and foreign
                    currency transactions--net                                       (.32)         (2.50)          (2.48)
                                                                                 --------       --------        --------
                    Total from investment operations                                 (.24)         (2.42)          (2.35)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                           --           (.01)           (.03)
                      Realized gain on investments--net                              (.60)          (.60)           (.60)
                      In excess of realized gain on investments--net                 (.46)          (.46)           (.46)
                                                                                 --------       --------        --------
                    Total dividends and distributions                               (1.06)         (1.07)          (1.09)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  13.24       $  13.22        $  13.33
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                             (2.22%)+++    (14.97%)+++     (14.49%)+++
Return:**                                                                        ========       ========        ========



Ratios to           Expenses, excluding account maintenance and
Average             distribution fees                                               1.79%*         1.96%*          1.94%*
Net Assets:                                                                      ========       ========        ========
                    Expenses                                                        2.79%*         2.96%*          2.19%*
                                                                                 ========       ========        ========
                    Investment income--net                                          1.01%*         1.32%*          2.10%*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $162,774       $ 18,573        $ 21,899
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             63.37%         63.37%          63.37%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is re-quired. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net investment income for financial reporting purposes, if permanent, be reclassified to accumulated net realized capital losses. Accordingly, current year's permanent book/tax differences of $3,486,719 have been re-classified from undistributed net investment income to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account      Distribution
                           Maintenance Fee      Fee

Class B                         0.25%          0.75%
Class C                         0.25%          0.75%
Class D                         0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


For the year ended June 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD        MLPF&S
Class A                               $72,570     $1,060,335
Class D                               $23,946     $  366,818



For the year ended June 30, 1995, MLPF&S received contingent deferred sales charges of $203,346 and $3,082 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $74,420 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1995 were $378,627,716 and $285,332,357, respectively.

Net realized and unrealized losses as of June 30, 1995 were as follows:


                                                          Unrealized
                                           Realized         Gains
                                            Losses         (Losses)
Long-term investments                   $ (6,418,947)    $(24,442,772)
Short-term investments                       (55,095)        (420,163)
Foreign currency transactions             (2,123,405)          63,471
                                        ------------     ------------
Total                                   $ (8,597,447)    $(24,799,464)
                                        ============     ============

As of June 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $24,862,935, of which $46,178,452 related to appreciated securities and $71,041,387 related to depreciated securities. The aggregate cost of investments at June 30, 1995 for Federal income tax purposes was $573,323,357.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $219,766,488 and $239,981,410 for the years ended June 30, 1995 and June 30, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                 Dollar
Ended June 30, 1995                         Shares          Amount
Shares sold                                5,308,700     $ 81,203,014
Shares issued to shareholders
in reinvestment of dividends &
distributions                              1,836,555       26,556,587
                                        ------------     ------------
Total issued.                              7,145,255      107,759,601
Shares redeemed                           (8,433,943)    (120,621,522)
                                        ------------     ------------
Net decrease                              (1,288,688)    $(12,861,921)
                                        ============     ============


Class A Shares for the Year                                 Dollar
Ended June 30, 1994                         Shares          Amount
Shares sold                               20,121,319     $316,594,559
Shares issued to shareholders
in reinvestment of dividends &
distributions                                332,847        4,929,176
                                        ------------     ------------
Total issued.                             20,454,166      321,523,735
Shares redeemed                           (5,183,789)     (81,542,325)
                                        ------------     ------------
Net increase                              15,270,377     $239,981,410
                                        ============     ============

Class B Shares for the Period                               Dollar
July 1, 1994++ to June 30, 1995             Shares          Amount

Shares sold                               14,365,857     $217,255,334
Shares issued to shareholders
in reinvestment of distributions             530,932        7,656,040
                                        ------------     ------------
Total issued.                             14,896,789      224,911,374
Shares redeemed                           (2,458,974)     (33,445,698)
Automatic conversion of shares              (139,834)      (2,000,726)
                                        ------------     ------------
Net increase                              12,297,981     $189,464,950
                                        ============     ============

++Commencement of Operations.



Class C Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995         Shares          Amount
Shares sold                                1,551,655     $ 21,809,222
Shares issued to shareholders
in reinvestment of dividends &
distributions                                 31,002          446,738
                                        ------------     ------------
Total issued.                              1,582,657       22,255,960
Shares redeemed                             (178,022)      (2,376,474)
                                        ------------     ------------
Net increase                               1,404,635     $ 19,879,486
                                        ============     ============

++Commencement of Operations.



Class D Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995         Shares          Amount
Shares sold                                2,389,119     $ 33,003,605
Automatic conversion of shares               139,223        2,000,726
Shares issued to shareholders
in reinvestment of dividends &
distributions                                 36,193          523,355
                                        ------------     ------------
Total issued.                              2,564,535       35,527,686
Shares redeemed                             (921,739)     (12,243,713)
                                        ------------     ------------
Net increase                               1,642,796     $ 23,283,973
                                        ============     ============

++Commencement of Operations.



5. Commitments:
At June 30, 1995, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,288,000 and $959,000, respectively.

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Investment Objective and Policies.........     2
  Portfolio Strategies Involving Options
    and Futures...........................     2
  Other Investment Policies and
    Practices.............................     7
  Investment Restrictions.................    10
Management of the Fund....................    13
  Directors and Officers..................    13
  Management and Advisory
    Arrangements..........................    15
Purchase of Shares........................    17
  Initial Sales Charge Alternatives -
    Class A and Class D Shares............    17
  Reduced Initial Sales Charges...........    19
  Distribution Plans......................    21
  Limitations on the Payment of Deferred
    Sales Charges.........................    22
Redemption of Shares......................    23
  Deferred Sales Charges - Class B and
    Class C Shares........................    24
Portfolio Transactions and Brokerage......    25
Determination of Net Asset Value..........    26
Shareholder Services......................    27
  Investment Account......................    27
  Automatic Investment Plans..............    28
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions...........    28
  Systematic Withdrawal Plans - Class A
    and Class D Shares....................    29
  Exchange Privilege......................    30
Dividends, Distributions and Taxes........    44
  Dividends and Distributions.............    44
  Taxes...................................    44
Performance Data..........................    48
General Information.......................    50
  Description of Shares...................    50
  Computation of Offering Price Per
    Share.................................    51
  Independent Auditors....................    51
  Custodian...............................    51
  Transfer Agent..........................    51
  Legal Counsel...........................    52
  Reports to Shareholders.................    52
  Additional Information..................    52
  Security Ownership of Certain
    Beneficial Owners.....................    52
Independent Auditors' Report..............    53
Financial Statements......................    54



                                 Code#10894-1095


(MERRILL LYNCH LOGO)

MERRILL LYNCH
DEVELOPING CAPITAL
MARKETS FUND, INC.

         [ARTWORK]

STATEMENT OF
ADDITIONAL
INFORMATION


October 25, 1995


Distributor:
Merrill Lynch

Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL




      Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.



DESCRIPTION OF OMITTED                                 LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                       OR IMAGE IN TEXT
----------------------                                 --------------------
Compass plate, circular                           Back cover of Prospectus and
graph paper and Merrill Lynch                     back cover of Statement of
logo including stylized market                    Addition Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS

       Contained in Part A:


        Consolidated Financial Highlights for each of the years in the five year period ended June 30, 1995, and for the period September 1, 1989 (commencement of operations) to June 30, 1990.


       Contained in Part B:


        Consolidated Schedule of Investments as of June 30, 1995.



        Consolidated Statement of Assets and Liabilities as of June 30, 1995.



        Consolidated Statement of Operations for the fiscal year ended June 30, 1995.



        Consolidated Statements of Changes in Net Assets for each of the fiscal years in the two year period ended June 30, 1995.



        Consolidated Financial Highlights for each of the years in the five year period ended June 30, 1995.


     (B) EXHIBITS:


EXHIBIT
NUMBER
------
  1(a)    -- Articles of Incorporation of the Registrant, dated April 13, 1989.(d)
   (b)    -- Articles of Amendment to Articles of Incorporation of the Registrant, dated May
             17, 1989.(d)
   (c)    -- Articles of Amendment to Articles of Incorporation of the Registrant, dated June
             16, 1989.(d)
   (d)    -- Form of Articles Supplementary to Articles of Incorporation of the Registrant,
             dated June 29, 1994.(d)
   (e)    -- Articles of Amendment to Articles of Incorporation of the Registrant, dated
             October 17, 1994.
   (f)    -- Articles Supplementary to Articles of Incorporation of the Registrant, dated
             October 17, 1994.
  2       -- By-Laws of the Registrant.(a)
  3       -- None.
  4       -- Portions of the Articles of Incorporation and the By-Laws of the Registrant
             defining the rights of holders of shares of the Registrant.(b)
  5(a)    -- Management Agreement between the Registrant and Merrill Lynch Asset Management,
             Inc.(a)
   (b)    -- Supplement to Management Agreement between Registrant and Merrill Lynch Asset
             Management, L.P. dated January 3, 1994.(d)
  6(a)    -- Form of Class A Shares Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc.(e)
   (b)    -- Class B Shares Distribution Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc.(d)
   (c)    -- Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
             with respect to the Merrill Lynch Mutual Fund Adviser program.(c)
   (d)    -- Form of Class C Shares Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc.(e)
   (e)    -- Form of Class D Shares Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc.(e)
  7       -- None.
  8       -- Custodian Agreement between the Registrant and The Chase Manhattan Bank, N.A.(a)
  9(a)    -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between the Registrant and Merrill Lynch Financial Data Services,
             Inc.(a)
   (b)    -- Form of Agreement relating to use of name between the Registrant and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated.(a)
 10       -- None.

EXHIBIT
NUMBER
------


 11       -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
 12       -- None.
 13       -- Certificate of Merrill Lynch Asset Management, Inc.(a)
 14       -- None.
 15(a)    -- Class B Shares Distribution Plan and Class B Shares Distribution Plan
             Sub-Agreement of the Registrant.(d)
   (b)    -- Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan
             Sub-Agreement of the Registrant.(e)
   (c)    -- Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan
             Sub-Agreement of the Registrant.(e)
 16(a)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class A Shares.(a)
   (b)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class B Shares.
   (c)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class C Shares.
   (d)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class D Shares.
 17(a)    -- Financial Data Schedule for Class A Shares.
   (b)    -- Financial Data Schedule for Class B Shares.
   (c)    -- Financial Data Schedule for Class C Shares.
   (d)    -- Financial Data Schedule for Class D Shares.
 18       -- None.


------------------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.


(b) Reference is made to Article V, Article VI, Article VII, Article VIII and
    Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Article II, Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.


(c) Filed on October 28, 1993 as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.


(d) Filed on May 13, 1994 as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.


(e) Filed on October 17, 1994 as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person. The Registrant owns all of the stock of Merrill Lynch DCM, Inc., a Delaware corporation formed specifically to facilitate investment in accordance with the applicable investment restrictions of a particular foreign country. Such subsidiary is included in the Registrant's consolidated financial statements.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.



                                                                         NUMBER OF
                                                                         HOLDERS AT
                               TITLE OF CLASS                        SEPTEMBER 30, 1995
          --------------------------------------------------------   ------------------
          Class A Common Stock, par value $0.10 per share.........         34,774
          Class B Common Stock, par value $0.10 per share.........         29,792
          Class C Common Stock, par value $0.10 per share.........          4,271
          Class D Common Stock, par value $0.10 per share.........          3,115



---------------


Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.



ITEM 27. INDEMNIFICATION.



     Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.


     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.


     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.



     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc. MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California

Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1993 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                POSITION(S) WITH             OTHER SUBSTANTIAL BUSINESS,
          NAME                 INVESTMENT ADVISOR         PROFESSION, VOCATION OR EMPLOYMENT
------------------------  ----------------------------  --------------------------------------
ML & Co. ...............  Limited Partner               Financial Services Holding Company;
                                                          Limited Partner of FAM
Princeton Services......  General Partner               General Partner of FAM
Arthur Zeikel...........  President and Director        President of FAM; President and
                                                        Director of Princeton Services;
                                                          Director of MLFD; Executive Vice
                                                          President of ML & Co.; Executive
                                                          Vice President of Merrill Lynch
Terry K. Glenn..........  Executive Vice President      Executive Vice President of FAM;
                                                          Executive Vice President and
                                                          Director of Princeton Services;
                                                          President and Director of MLFD;
                                                          Director of MLFDS; President of
                                                          Princeton Administrators, L.P.
Vincent R. Giordano.....  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
Elizabeth Griffin.......  Senior Vice President         Senior Vice President of FAM
Norman R. Harvey........  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
N. John Hewitt..........  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
Philip L. Kirstein......  Senior Vice President,        Senior Vice President, General Counsel
                          General Counsel and           and Secretary of FAM; Senior Vice
                            Secretary                     President, General Counsel, Director
                                                          and Secretary of Princeton Services;
                                                          Director of MLFD

                                POSITION(S) WITH             OTHER SUBSTANTIAL BUSINESS,
          NAME                 INVESTMENT ADVISOR         PROFESSION, VOCATION OR EMPLOYMENT
------------------------  ----------------------------  --------------------------------------
Ronald M. Kloss.........  Senior Vice President and     Senior Vice President and Controller
                            Controller                  of FAM; Senior Vice President and
                                                          Controller of Princeton Services
Stephen M.M. Miller.....  Senior Vice President         Executive Vice President of Princeton
                                                          Administrators, L.P.
Joseph T. Monagle,
  Jr. ..................  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
Richard L. Reller.......  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
Gerald M. Richard.......  Senior Vice President and     Senior Vice President and Treasurer of
                            Treasurer                     FAM; Senior Vice President and
                                                          Treasurer of Princeton Services;
                                                          Vice President and Treasurer of MLFD
Ronald L. Welburn.......  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services
Anthony Wiseman.........  Senior Vice President         Senior Vice President of FAM; Senior
                                                        Vice President of Princeton Services



ITEM 29. PRINCIPAL UNDERWRITERS.



     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and the Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk, and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.



                                      POSITIONS AND OFFICES             POSITIONS AND OFFICES
            NAME                            WITH MLFD                      WITH REGISTRANT
-----------------------------  ------------------------------------   -------------------------
Terry K. Glenn...............  President and Director                 Executive Vice President
Arthur Zeikel................  Director                               President and Director
Philip L. Kirstein...........  Director                               None
William E. Aldrich...........  Senior Vice President                  None
Robert W. Crook..............  Senior Vice President                  None
Kevin P. Boman...............  Vice President                         None
Michael J. Brady.............  Vice President                         None
William M. Breen.............  Vice President                         None
Sharon Creveling.............  Vice President and Assistant
                               Treasurer                              None
Mark A. DeSario..............  Vice President                         None
James T. Fatseas.............  Vice President                         None
Stanley Graczyk..............  Vice President                         None
Michelle T. Lau..............  Vice President                         None
Debra W. Landsman-Yaros......  Vice President                         None
Gerald M. Richard............  Vice President and Treasurer           Treasurer
Salvatore Venezia............  Vice President                         None
William Wasel................  Vice President                         None
Robert Harris................  Secretary                              Secretary



     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 24th day of October 1995.


                             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                                                   (REGISTRANT)


                                          By          /s/ TERRY K. GLENN
                                            ------------------------------------
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                         PRESIDENT)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             SIGNATURE                                TITLE                        DATE(S)
-----------------------------------      -------------------------------      -----------------
          ARTHUR ZEIKEL*                 President and Director
-----------------------------------        (Principal Executive Officer)
          (ARTHUR ZEIKEL)

         GERALD M. RICHARD*              Treasurer (Principal Financial
-----------------------------------        and Accounting Officer)
        (GERALD M. RICHARD)

           DONALD CECIL*                 Director
-----------------------------------
          (DONALD CECIL)

         EDWARD H. MEYER*                Director
-----------------------------------
         (EDWARD H. MEYER)

        CHARLES C. REILLY*               Director
-----------------------------------
        (CHARLES C. REILLY)

         RICHARD R. WEST*                Director
-----------------------------------
         (RICHARD R. WEST)

        EDWARD D. ZINBARG*               Director
-----------------------------------
        (EDWARD D. ZINBARG)

   *By       /s/ TERRY K. GLENN
-----------------------------------
(TERRY K. GLENN, ATTORNEY-IN-FACT)
                                                                              October 24, 1995

                                POWER OF ATTORNEY

                 I, Edward D. Zinbarg, hereby authorize Arthur Zeikel, Terry K. Glenn, Gerald M. Richard, Mark B. Goldfus, Robert Harris or Michael J. Hennewinkel, or any of them, as attorney-in-fact, to sign on my behalf any amendments to the Registration Statement for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Emerging Tigers Fund, Inc.; Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.

Dated: February 21, 1995                      /s/ Edward D. Zinbarg
                                              ----------------------------------
                                              Edward D. Zinbarg
                                              (Director of each above referenced
                                              Maryland corporation and Trustee
                                              of each above referenced
                                              Massachusetts business trust)

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.



                       SUPPLEMENT DATED OCTOBER 25, 1995


                      TO PROSPECTUS DATED OCTOBER 25, 1995



                                FOR USE IN OHIO



     Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities having a record, together with predecessors, of less than three years of continuous operation.



     Investment in the Fund may involve a higher degree of risk than investment in more traditional open-end diversified investment companies because although the Fund may not purchase more than 10% of the voting securities of any one issuer with regard to 50% of the Fund's assets, the remaining assets may be invested without this restriction. See "Investment Objective and Policies -- Other Investment Policies and Practices -- Non-Diversified Status".



     This Prospectus, as supplemented, must be delivered to Ohio investors prior to the consummation of the sale of the Fund shares.



Code #10893-1095OH

                                 EXHIBIT INDEX



EXHIBIT
NUMBER
------
  1(e)    -- Articles of Amendment to Articles of Incorporation of the Registrant,
             dated October 17, 1994.
   (f)    -- Articles Supplementary to Articles of Incorporation of the Registrant,
             dated October 17, 1994.
  2       -- By-Laws of the Registrant.(a)
  5(a)    -- Management Agreement between the Registrant and Merrill Lynch Asset
             Management, Inc.(a)
  8       -- Custodian Agreement between the Registrant and The Chase Manhattan
             Bank, N.A.(a)
  9(a)    -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
             Agency Agreement between the Registrant and Merrill Lynch Financial
             Data Services, Inc.(a)
   (b)    -- Form of Agreement relating to use of name between the Registrant and
             Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
 11       -- Consent of Deloitte & Touche LLP, independent auditors for the
             Registrant.
 13       -- Certificate of Merrill Lynch Asset Management, Inc.(a)
 16(a)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class A
             Shares.(a)
   (b)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class B
             Shares.
   (c)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class C
             Shares.
   (d)    -- Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class D
             Shares.
 17(a)    -- Financial Data Schedule for Class A Shares.
   (b)    -- Financial Data Schedule for Class B Shares.
   (c)    -- Financial Data Schedule for Class C Shares.
   (d)    -- Financial Data Schedule for Class D Shares.
 18       -- None.


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(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval
     (EDGAR) phase-in requirements.